united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/16

Item 1. Reports to Stockholders.

TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

June 30, 2016

The Altegris Mutual Funds

Each a Series of Northern Lights Fund Trust

Annual Report

Altegris Futures Evolution Strategy Fund

Altegris Macro Strategy Fund

Altegris Managed Futures Strategy Fund

ADVISED BY

Altegris Advisors, L.L.C.

1200 Prospect Street

Suite 400

La Jolla, CA 92037

888.524.9441

www.altegris.com/mutualfunds

Letter to Shareholders

Annual Report
for Altegris Mutual Funds

Altegris Futures Evolution Strategy Fund
Altegris Macro Strategy Fund
Altegris Managed Futures Strategy Fund

Dear Investor:

Consolidated Market Summary

The past twelve months have been eventful to say the least. We started off the period with uncertainty as to whether the Fed would finally raise interest rates for the first time since 2006. Both economic and geo-political uncertainty drove global market movements. Declining economic growth in China, negative Eurozone sentiment, the massive decline in crude oil prices and the ensuing contagion in credit markets, as well as increased tension in Syria, kept the Fed from ultimately raising rates until late December of 2015. After the Fed’s 25bps increase in the Fed Funds rate, volatility still ruled the investment landscape. Markets vacillated back and forth from a risk off sentiment in early 2016, to risk on framework from mid-February through most of June 2016. Investor confidence improved, oil stabilized, the yield curve continued to flatten, and the dollar remained strong versus other currencies.

On Thursday, June 23rd, a majority of the people of the United Kingdom voted to leave the European Union, despite exit polls indicating otherwise. Market movements on Friday, June 24th, coupled with the ensuing volatility through quarter end made it feel like all of 2016 was consolidated into five trading days. And as investors know well, financial markets are not just stock markets. Exogenous shocks, whether ephemeral or not, can shake multiple markets simultaneously. Currencies, commodities, fixed income and stock indices all experienced significant volatility post the Brexit vote. While this surprise news from the UK was significant, the fallout from the vote is of much greater consequence. Prolonged uncertainty looks to be the only certainty, but for now, it seems that markets have proven more resilient than expected. Just how many (if any at all) other EU countries decide to leave will determine if this is simply a politically driven phenomenon or more of a nationalist revolution that could have even more lasting effect on financial market stability.

Altegris Futures Evolution Strategy Fund

12-Month Period Ending June 30, 2016

Fund Overview

The Altegris Futures Evolution Strategy Fund is an actively managed mutual fund that allocates to what we believe are two of the best trend-following managed futures managers, Winton Capital Management and ISAM, and offers an innovative, active approach to fixed income management via a fixed income industry leader, DoubleLine Capital LP (“DoubleLine”).

The Fund allocates its capital to investments providing exposure to the Winton Diversified Trading Program managed by Winton Capital Management (“Winton”), a London-based commodity trading advisor (“CTA”) with assets under advisement of $34.5 billion as of June 30, 2016, and the ISAM Systematic Program managed by ISAM, a New York and London-based CTA managing $1.53B in assets as of June 30, 2016. Both programs are trend following-managed futures strategies that utilize proprietary, quantitative trading systems to identify market trends and react to corresponding price movements in futures markets across all major asset classes.

Figure 1: Futures Exposure by Manager | As of June 30, 2016

Regarding its managed futures strategy, the Fund will invest up to 25% of its total assets in a wholly-owned subsidiary, which in turn invests the majority of its assets in a portfolio of investments. These include investments in a combination of (1) securities of one or more commodity futures trading companies (e.g., underlying pools), (2) swaps, notes or similar derivatives structured to provide exposure to and the returns of managed futures strategies, and (3) investments intended to serve as collateral for such derivative positions (collectively, “managed futures investments”). These investments are selected with the aim of providing aggregate exposure to the managed futures managers listed above, as if between 100% and 125% of the Fund’s net assets were invested in those managers and their programs. The Fund also holds fixed income securities, cash, and cash equivalents, which are excluded from the chart above.

The fixed income portion of the Fund’s portfolio allocates to fixed income strategies – Core Fixed Income, Low Duration and Opportunistic Income – that are actively managed by the Fund’s sub-adviser, DoubleLine, a fixed income investment specialist based in Los Angeles with assets under management of over $100B as of June 1, 2016. Investments in fixed income securities actively managed by DoubleLine represented approximately 75% of Fund assets. Given the continued uncertainty around both US central bank policy and the direction of long-term interest rates, we plan to maintain the larger allocation to the Low Duration strategy over the near-term as a conscious and cautionary stance. Interest rate duration in the managed futures strategy is near the high end of its historical range, and a larger allocation to Low Duration balances the Fund’s risk profile while allowing for additional gains if interest rates continue to decline from current levels. (Figure 2).

Figure 2: Fixed Income Sub-Strategy Allocation | As of June 30, 2016

*	The adviser expects less than 100%, typically 60%-80%, of the Fund’s total net assets will be allocated to fixed income strategies managed by the Fund’s sub-adviser, DoubleLine.

Fund Performance Summary

As seen in Figure 3 (below), for the 12 month period ending June 30th, 2016, the Fund’s Class A (at NAV), Class C, Class I and Class N shares returned 9.61%, 8.93%, 9.93%, and 9.72% respectively, while the BofA Merrill Lynch 3 Month T-Bill Index, the SG Trend Index, and the S&P 500 TR Index returned 0.19%, 4.53%, and 3.99% respectively. The Fund’s net assets under management were approximately $585 million as of June 30, 2016.

Figure 3: Altegris Futures Evolution Strategy Fund Performance Review

July 1, 2015 – June 30, 2016

				Quarterly Returns
	1-Year	Since Inception*	Q2 2016	Q1 2016	Q4 2015	Q3 2015
Class A (NAV)	9.63%	6.44%	1.07%	3.30%	0.15%	4.83%
Class A (max load)**	3.34%	5.10%	-4.77%	-2.66%	-5.61%	-1.18%
Class C (NAV)	8.93%	5.75%	0.99%	3.14%	-0.09%	4.67%
Class I (NAV)	9.94%	6.72%	1.14%	3.43%	0.16%	4.93%
Class N (NAV)	9.71%	6.44%	1.17%	3.31%	0.13%	4.84%
BofA ML 3-Month T-Bill Index	0.19%	0.09%	0.07%	0.07%	0.03%	0.01%
SG Trend Index	4.53%	4.48%	-1.23%	3.16%	-1.47%	4.12%
S&P 500 TR Index	3.99%	14.13%	2.46%	1.35%	7.05%	-6.43%

*	The inception date of Class A, Class I and Class N is 10/31/11; the inception date of Class C is 2/16/12. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 1.98% for Class A, 2.73% for Class C, 1.74% for Class I and 1.99% for Class N, per the Fund’s prospectus dated October 28, 2015 and supplemented March 1, 2016.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2016, to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results would have been lower. The Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

The referenced indices and benchmarks are shown for general market comparisons and are not meant to represent any particular investment. The returns include reinvestment of income but do not reflect the impact of sales charges or other fees. An index is unmanaged and not available for direct investment. See the end of the letter for a complete description of each index and benchmark.

Drivers of Fund Performance

This was a strong twelve months of performance for the Fund, which markedly outperformed both its traditional and strategy-specific indices. Over the period, the Fund was also negatively correlated to the S&P 500 TR Index (-0.27%), providing the diversifying exposure one should expect from managed futures investing.

Significant gains were made long fixed income futures globally as yields continued to compress. For example, in the US, the 10 year treasury started the period on July 1st at 2.43%. Despite the Fed raising the Fed Funds rate in December, the 10 year ended the period on June 30th at 1.49%. This was a 39% decline in rates – a material trend that was favorable for the mangers the Fund accesses. The massive decline in oil was also an area in which trend following systems performed well, with short exposure in both WTI and Brent Crude futures contracts. Detracting from performance was exposure to stock index futures. Global stock indices (notably in the United States and in Japan) experienced multiple periods of sideways or choppy price action; a pattern that is generally unfavorable to trend following managed futures strategies.

Winton and ISAM were both positive on the period given trends in both fixed income and energy futures. ISAM outperformed Winton during the last six months of 2015 as persistent trends in the commodity sector led to gains in short natural gas, WTI and Brent crude and short base metal futures led gains. ISAM also profited from long USD currency positions. However, ISAM underperformed Winton in 2016 given the market reversals in the February / March timeframe. More specifically, Winton’s systems adapted to the trend reversals at a slower pace, keeping its residual risk-off positions longer. As a result, in conjunction with running at a lower level of volatility, Winton posted smaller losses than ISAM during the more difficult months of March through May of 2016, but were also better positioned ahead of the Brexit given they still had significant exposure to risk-off themes. The end result is that ISAM is essentially was flat for the last 6 months of the period, while Winton was up several percent.

The active cash management strategy of the Fund also performed well for the period, adding positive returns to the Fund with gains in DoubleLine’s Low Duration, Core and Opportunistic Strategies.

Figure 4: Futures Performance Attribution by Sector | July 1, 2015 – June 30, 2016

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

*	Softs, or soft commodities, are commodities such as coffee, cocoa, sugar and fruit. This term generally refers to commodities that are grown, rather than mined. Bonds are defined as having a maturity of two years or more at inception, and rates are defined as having a maturity of less than two years at inception.

Figure 5: Performance Attribution by Manager | July 1, 2015 – June 30, 2016

Past performance is no guarantee of future results. The data is estimated and is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Altegris Managed Futures Strategy Fund

12-Month Period Ending June 30, 2016

Fund Overview

The Fund provides diversified managed futures exposure through investments in flagship managed futures mangers. Trend following managers have the potential to benefit most from clear, prolonged price trends of several months or more and make up approximately 70%-75% of the managed futures universe. The Fund intends to maintain exposure to this sub-strategy typically ranging from 60% to 100%. The remainder of the Fund provides exposure to specialized and hybrid-trend strategies, a diverse subset comprising approximately 25%-30% of the managed futures universe. These managers may employ a wide variety of trading approaches, including discretionary macro, short-term systematic and countertrend.

Figure 1: Futures Exposure by Manager | As of June 30, 2016

Manager	Program	Sub-Strategy	6/30/2015 Exposure	6/30/2016 Exposure
Winton Capital Management	Diversified Trading Program	Trend Following	37.5%	41.0%
QIM	Global Program	Specialized	25.0%	10.3%
Lynx Asset Management	Trading Program	Trend Following	17.5%	25.6%
Capital Fund Management (CFM)	Discus Program	Specialized	10.0%	10.3%
Abraham Trading Co.	Diversified Program	Trend Following	10.0%	12.8%

Fund Performance Summary

As show in Figure 2 (below), for the 12 month period ended June 30, 2016, the Fund’s Class A (at NAV), Class C, Class I and Class O shares returned 9.91%, 9.08%, 10.19%, and 9.91% respectively, while the BofA Merrill Lynch 3 Month T-Bill Index, SG CTA Index, the MSCI World Index, returned 0.19%, 6.65%, -4.75%, respectively. The Fund’s net assets under management were approximately $235 million as of June 30, 2016.

Figure 2: Altegris Managed Futures Strategy Fund Performance Review

July 1, 2015 – June 30, 2016

			Quarterly Returns
	1-Year	Since Inception *	Q2 2016	Q1 2016	Q4 2015	Q3 2015
Class A (NAV)	9.91%	0.82%	3.13%	4.62%	-0.75%	2.62%
Class A (max load)**	3.59%	-0.20%	-2.85%	-1.38%	-6.49%	-3.27%
Class C (NAV)	9.08%	-0.87%	2.90%	4.55%	-1.08%	2.50%
Class I (NAV)	10.19%	1.07%	3.20%	4.69%	-0.69%	2.70%
Class O (NAV)	9.91%	2.87%	3.13%	4.76%	-0.87%	2.62%
BofA ML 3-Month T-Bill Index	0.19%	0.10%	0.07%	0.07%	0.03%	0.01%
SG CTA Index	6.71%	2.92%	0.11%	4.05%	0.06%	2.32%
MSCI World Index	-4.75%	7.60%	0.31%	-0.88%	5.11%	-8.86

*	The inception date of Class A and Class I is 8/26/10; the inception date of Class C is 2/1/11; the inception date of Class O is 3/13/13. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 1.99% for Class A, 2.74% for Class C, 1.74% for Class I and 1.97% for Class O, per the Fund’s prospectus dated October 28, 2015 and supplemented March 1, 2016.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2016, to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 1.90%, 2.65%, 1.65% and 1.90% of average daily net assets attributable to Class A, Class C, Class I and Class O shares, respectively, subject to possible recoupment in future years.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441. The referenced indices are shown for general market comparisons and are not meant to represent any particular investment.

Drivers of Fund Performance

The Fund proved uncorrelated (-.35%) to the volatile traditional market index, the MSCI World Index, while outperforming the index materially. The Fund also outperformed its strategy specific index, the SG CTA Index.

Significant gains were made long fixed income futures globally as yields continued to compress. For example, in the US, the 10 year treasury started the period on July 1st at 2.43%. Despite the Fed raising the Fed Funds rate in December, the 10 year ended the period on June 30th at 1.49%. This was a 39% decline in rates – a material trend that was favorable for the mangers the Fund accesses. The massive decline in oil was also an area in which trend following systems performed well, with short exposure in both WTI and Brent Crude futures contracts. Detracting from performance was exposure to stock index futures. Global stock indices (notably in the United States and in Japan) experienced multiple periods of sideways or choppy price action; a pattern that is generally unfavorable to trend following managed futures strategies. That said, losses in stock index futures were far less than most trend following peers given the Fund’s specialized non-trend exposure. Specifically, QIM, a non-trend component of the Fund, shined when the trend managers struggled trading these contracts. Softs were also detractors – largely a mix of contracts amid both macro and fundamentally driven price reversals.

All managers accessed by the Fund were positive for the period, with the largest gains coming from QIM. QIM was reduced on a trading level basis to 10.5% of the Fund at the end of 2015. However, the notional exposure to QIM (dollars exposed to their trading strategy)1 was increased at the same time. The result from a risk-adjusted perspective is that the capital at risk allocated to QIM for the first half of 2016 was approximately the same as it was for most of 2015. Thus instead of having ~10% exposure to QIM, the Fund had significantly more during the first half of 2016. This paid off well; QIM’s performance has been impressive, dramatically outperforming trend following managers amid the choppy price action that dominated 2016 market movements. Gains in longer dated fixed income futures led the way as fears related to global economic growth put pressure on bond yields. Stock index futures were also a winning sector with gains from shorts in the first half of the quarter.

[1]	Notional Funding. A form of leverage that allows for funding a futures account below its nominal value. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funds.

Figure 3: Futures Performance Attribution by Sector | July 1, 2015 – June 30, 2016

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

*	Softs, or soft commodities, are commodities such as coffee, cocoa, sugar and fruit. This term generally refers to commodities that are grown, rather than mined. Bonds are defined as having a maturity of two or more years at inception, and rates are defined as having a maturity of less than two years at inception.

Figure 4: Futures Performance Attribution by Manager | July 1, 2015 – June 30, 2016

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Altegris Macro Strategy Fund

12-Month Period Ending June 30, 2016

Fund Overview

The Altegris Macro Strategy Fund is a diverse, actively managed mutual fund accessing what we believe are premier global macro managers. Managers predominantly use fundamental macroeconomic data with the goal of predicting and profiting from the impact of macroeconomic developments across global financial markets. The managers accessed by the Fund can be grouped into various sub-strategies, and at the conclusion of the period under review, the Fund’s exposures were as follows (see Figure 1).

Figure 1: Fund’s Exposure to Global Macro Managers

Manager	Program	Sub-Strategy	6/30/2015 Exposure	6/30/2016 Exposure
Denali Asset Management	Denali Global Discretionary Program	Discretionary Multi-Asset Class	33.1%	19.6%
Three Rock Capital Management	Three Rock Global Macro Program	Discretionary Multi-Asset Class	0.0%	19.6%
Willowbridge Associates	Global Discretionary Program	Discretionary Multi-Asset Class	29.0%	19.6%
QMS Capital Management	QMS Diversified Global Macro	Quantitative Multi-Asset Class	20.7%	19.6%
PhaseCapital	Phase II Strategy	Quantitative Multi-Asset Class	17.2%	21.8%

The Fund currently pursues its global macro strategy by investing up to 25% of its total assets in a wholly-owned subsidiary which in turn invests in global macro investments that access the managers listed above. Exposure to the PhaseCapital strategy may also be achieved by an investment made directly by the Fund, outside of the wholly-owned subsidiary. These investments are selected with the aim of providing aggregate exposure to the global macro managers listed above, as if between 100% and 125% of the Fund’s net assets were invested in those managers and their strategies and programs.

Fund Performance Summary

As shown in Figure 2, for the 12 month period ended June 30, 2016, the Fund’s Class A (at NAV), Class C, Class I and Class N shares returned -0.59%, -1.28%, -0.25%, and -0.46%, respectively, while the Barclay Global Macro Index, S&P 500 TR Index, and the SG Trend Index returned 0.44% (estimated), 3.99%, 6.65%, respectively. The Fund’s net assets under management were approximately $38 million as of June 30, 2016.

Figure 2: Altegris Macro Strategy Fund Performance Review | July 1, 2015 – June 30, 2016

July 1, 2015 – June 30, 2016

			Quarterly Returns
	1-Year	Since Inception *	Q2 2016	Q1 2016	Q4 2015	Q3 2015
Class A (NAV)	-0.59%	-3.74%	-0.99%	2.62%	-5.02%	3.02%
Class A (max load)**	-6.35%	-4.85%	-6.68%	-3.29%	-10.47%	-2.95%
Class C (NAV)	-1.28%	-4.62%	-1.03%	2.25%	-5.04%	2.73%
Class I (NAV)	-0.25%	-3.49%	-0.84%	2.59%	-4.89%	2.98%
Class N (NAV)	-0.46%	-3.74%	-0.85%	2.47%	-4.90%	2.89%
Barclay Global Macro Index	0.46%	1.78%	-0.21%	-0.45%	0.75%	0.36%
S&P 500 Total Return Index	3.99%	12.03%	2.46%	1.35%	7.05%	-6.43%
SG CTA Index	6.71%	2.82%	0.11%	4.05%	0.06%	2.32%

*	The inception date of Class A, Class I and Class N is 6/1/11; the inception date of Class C is 10/20/11. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

***	Data for these indices report on a monthly basis. Figures shown since inception include the entire month of June, including trading on June, 1, 2011.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.45% for Class A, 3.20% for Class C, 2.17% for Class I and 2.44% for Class N, per the Fund’s prospectus dated October 28, 2015, and supplemented March 1, 2016.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2016, to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the waiver, without which the results would have been lower. The Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441. The referenced indices are shown for general market comparisons and are not meant to represent any particular investment.

Drivers of Fund Performance

The Fund underperformed both its traditional and strategy specific benchmark over the period. Denali, Willowbridge, and newcomer Three Rock posted positive performance. However, modestly negative performance from QMS and a very difficult period for PhaseCapital LP (“Phase”) led losses. Phase employs a risk-based tactical asset allocation strategy focused on allocating capital across the equity, fixed income, and commodity sectors. A key feature of Phase is the manager’s long to flat methodology that aims to adjust quickly based on sharp increases in market volatility, with the goal of providing alpha when fundamentally-based macro managers can struggle. Unfortunately, Phase struggled trading commodities, but it’s most significant losses were in equities – leading to losses in equities for the Fund as a whole.

Figure 3: Performance by Sector | July 1, 2015 – June 30, 2016

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Figure 4: Global Macro Performance by Manager | July 1, 2015 – June 30, 2016

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Consolidated Outlook

Current levels of volatility and investor fear have historically been favorable to diversifying strategies. Managed futures and macro have been primary beneficiaries given their uncorrelated return profile. Our view from an economic standpoint is threefold:

1.	We are keenly watching the spread of nationalistic fervor across greater Europe where EU membership referendums may become the norm rather than the exception. As this occurs, we expect the narrative to shift to one that questions the sustainability of the EU itself. The obvious market reaction is a weaker Euro currency which could trend towards the 2015 lows of 1.05 or beyond. Also, gold is up over 20% this year and can continue to trend higher as uncertainty rises.

2.	The U.S political environment is increasingly volatile. Safe haven trades such as long U.S Treasuries and long Japanese Yen can continue to trend as the risk-off environment gains momentum.

3.	Interest rates will stay lower for longer and the Fed is now unlikely to increase rates in 2016. We believe the chance of recession will be more aggressively priced in to market expectations and equity indices that are already at high valuations are vulnerable to a correction, perhaps to the lows seen earlier in 2016. Meanwhile, negative interest rates elsewhere remain supportive of the uptrend in gold.

Against this negative backdrop, central banks will likely intervene with appropriate liquidity to prevent a political crisis from turning into a financial crisis. But with zero to negative interest rates globally, central banks are already constrained and have limited tools to stabilize markets. For this reason, we maintain our overweight position to Global Macro/ Managed Futures given the managers accessed are positioned in a risk-off framework. We encourage investors to review their portfolios and determine if they have appropriate diversification, especially in an environment where the rest of the year may be difficult for traditional long-only portfolios.

Sincerely,

Matt Osborne	Eric Bundonis, CFA	Lara Magnusen, CAIA
Chief Investment Officer	Director of Research & Sourcing	Portfolio Strategist
Portfolio Manager	Portfolio Manager	Portfolio Manager

Effective March 1, 2016, Lara Magnusen has been added as Portfolio Manager of the Altegris Futures Evolution Strategy Fund (the “Futures Evolution Fund”), and Robert J. Murphy has been removed as a portfolio manager. Ms. Magnusen is, together with Matthew Osborne and Eric Bundonis, each of Altegris Advisors, and the Sub-Adviser Portfolio Manager, Jeffrey E. Gundlach of DoubleLine Capital LP, primarily responsible for the day-to-day management of the Futures Evolution Fund. The investment objective, principal investment strategies and principal risks of the Futures Evolution Fund have not changed.

Effective March 1, 2016, Lara Magnusen has been added as Portfolio Manager of the Altegris Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”), and Robert J. Murphy has been removed as a portfolio manager. Ms. Magnusen is, together with Matthew Osborne and Eric Bundonis, primarily responsible for the day-to-day management of the Managed Futures Strategy Fund. The investment objective, principal investment strategies and principal risks of the Managed Futures Strategy Fund have not changed.

INDEX DEFINITIONS

The SG Trend Index, which is equal-weighted and reconstituted annually, calculates the net daily rate of return for a group of 10 trend following CTAs selected from the largest managers open to new investment.

The SG CTA Index, an equal-weighted index reconstituted annually, calculates the net daily rate of return for a group of 20 CTAs selected from the largest managers by AUM open to new investment.

Barclay Global Macro Index tracks the performance of ~175 global macro programs, by ending monthly values, net of fees, as reported to Barclay Hedge.

BofA Merrill Lynch 3 Month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

MSCI World Index is a free-float adjusted market capitalization weighted index that measures equity market performance of 24 developed market country indices.

S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

An index is unmanaged and not available for direct investment.

GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1277-NLD-7/28/2016

Altegris Futures Evolution Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for the period ended June 30, 2016, compared to its benchmark:

		Annualized
			Since Inception	Since Inception
	One Year	Three Years	February 16, 2012	October 31, 2011
Altegris Futures Evolution Strategy Fund - Class A	9.63%	11.73%	N/A	6.44%
Altegris Futures Evolution Strategy Fund - Class A with load **	3.34%	9.55%	N/A	5.10%
Altegris Futures Evolution Strategy Fund - Class C	8.93%	10.90%	5.75%	N/A
Altegris Futures Evolution Strategy Fund - Class I	9.94%	12.02%	N/A	6.72%
Altegris Futures Evolution Strategy Fund - Class N	9.71%	11.73%	N/A	6.44%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ***	0.19%	0.09%	0.10%	0.09%
S&P 500 Total Return Index ^	3.99%	11.66%	12.87%	14.13%
SG Trend Index +	4.53%	7.53%	4.05%	4.48%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expense ratios, before any fee waivers, are 1.98%, 2.73%, 1.74% and 1.99% for Class A, Class C, Class I and Class N shares, respectively, per the Fund’s prospectus dated October 28, 2015. Class A shares are subject to a sales charge imposed on purchase of 5.75% and Class A and Class C Shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	Bank of America Merrill Lynch 3-Month Treasury Bill Index:Is an unmanaged index that measures the returns of three-month Treasury Bills.

^	S&P 500 Total Return Index is unmanaged and is generally representative of certain portions of the U.S. equity markets.

+	SG Trend Index calculates the net daily rate of return for a group of 10 trend following CTAs selected from the largest managers open to new investment.

Comparison of the Change in Value of a $10,000 Investment | October 31, 2011– June 30, 2016

Past performance is not necessarily indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by Type of Investment as of June 30, 2016	% of Net Assets
Bonds & Notes
Mortgage Backed Securities	24.8%
Other	12.4%
Asset Backed Securities	12.0%
U.S. Treasuries	8.1%
Government	7.3%
Banks	3.6%
Structured Note	5.7%
Unaffiliated Trading Companies	2.6%
Other, Cash & Cash Equivalents	23.5%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Altegris Macro Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for the period ended June 30, 2016 compared to its benchmark:

		Annualized
				Since Inception	Since Inception
	One Year	Three Year	Five Year	October 20, 2011	June 1, 2011
Altegris Macro Strategy Fund - Class A	(0.59)%	(1.45)%	(3.50)%	N/A	(3.74)%
Altegris Macro Strategy Fund - Class A with load **	(6.35)%	(3.39)%	(4.64)%	N/A	(4.85)%
Altegris Macro Strategy Fund - Class C	(1.28)%	(2.17)%	N/A	(4.62)%	N/A
Altegris Macro Strategy Fund - Class I	(0.25)%	(1.21)%	(3.25)%	N/A	(3.49)%
Altegris Macro Strategy Fund - Class N	(0.46)%	(1.45)%	(3.50)%	N/A	(3.74)%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ***	0.19%	0.09%	0.09%	0.09%	0.09%
Barclay Global Macro Index ****	0.46%	2.76%	2.14%	2.76%	1.78%
S&P 500 Total Return Index ^	3.99%	11.66%	12.10%	14.78%	12.03%
SG CTA Index +	6.71%	6.34%	3.27%	3.31%	2.82%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expense ratios, gross of fee waivers or expense reimbursements, are 2.45%, 3.20%, 2.17% and 2.44% for Class A, Class C, Class I and Class N shares, respectively, per the Fund’s prospectus dated October 28, 2015. Class A shares are subject to a maximum sales charge on purchases of 5.75% and Class A and C shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call 1-888-524-9441.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days. Investors cannot invest directly in an index.

****	Barclays Global Macro Index tracks the performance of approximately 132 Global Macro programs, by ending month values, net of fees, as reported to Barclay Hedge.

^	S&P 500 Total Return Index is unmanaged and is generally representative of certain portions of the U.S. equity markets.

+	SG CTA Index calculates the net daily rate of return for a group of 20 CTAs selected from the largest managers open to new invesment.

Comparison of the Change in Value of a $10,000 Investment | June 1, 2011 – June 30, 2016
Past performance is not necessary indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by Type of Investment as of June 30, 2016	% of Net Assets
Discount Agency Notes	20.5%
Commercial Paper	9.7%
U.S. Treasury Bills	9.6%
Exchange Traded Funds	9.5%
Structured Note	7.8%
Certificates of Deposit	3.7%
Unaffiliated Trading Companies	3.0%
Other, Assets Less Liabilities	36.2%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Altegris Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for the period ended June 30, 2016, compared to its benchmarks:

		Annualized
	One Year	Three Year	Five Year	August 26, 2010	February 1, 2011	March 13, 2013
Altegris Managed Futures Strategy Fund - Class A	9.91%	5.19%	1.69%	0.82%	N/A	N/A
Altegris Managed Futures Strategy Fund - Class A with load **	3.59%	3.13%	0.49%	(0.20)%	N/A	N/A
Altegris Managed Futures Strategy Fund - Class C	9.08%	4.39%	0.93%	N/A	(0.87)%	N/A
Altegris Managed Futures Strategy Fund - Class I	10.19%	5.45%	1.94%	1.07%	N/A	N/A
Altegris Managed Futures Strategy Fund - Class O	9.91%	5.19%	N/A	N/A	N/A	2.87%
Bank of America Merill Lynch 3 Month T- Bill Index ***	0.19%	0.09%	0.09%	0.10%	0.10%	0.09%
MSCI World Index ****	(4.75)%	4.87%	4.43%	7.60%	4.10%	4.50%
SG CTA Index +	6.71%	6.34%	3.27%	2.92%	2.24%	5.16%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s October 28, 2015 prospectus, the total annual operating expense are 1.99%, 2.74%, 1.74% and 1.97% for the Fund’s Class A, Class C, Class I and Class O shares, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class A and Class C shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	Bank of America Merrill Lynch 3 Month T-Bill Index is an unmanaged index that measures returns of three-month treasury bills.

****	MSCI World Index is a stock market index of over 6,000 stocks from 24 developed countries around the globe. Investors cannot invest directly in an index.

+	SG CTA Index calculates the net daily rate of return for a group of 20 CTAs selected from the largest managers open to new invesment.

Comparison of the Change in Value of a $10,000 Investment | August 26, 2010–June 30, 2016
Past performance is not necessarily indicative of future results.

+	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by Type of Investment as of June 30, 2016	% of Net Assets
Commercial Paper	26.8%
U.S. Treasuries	14.3%
Certificates of Deposit	8.5%
Discount Agency Notes	33.6%
Structured Note	6.0%
Unaffiliated Trading Companies	2.6%
Other Assets Less Liabilities	8.2%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares				Value
	UNAFFILIATED TRADING COMPANIES - 2.6%
45,737	ISAM Systematic Program Class ISAM (a,b) *			$6,990,251
38,466	Winton Diversified Trading Program Class WNTN (a,b) *			8,464,531
	TOTAL UNAFFILIATED TRADING COMPANIES (Cost - $13,293,325)			15,454,782
Principal Amount
($)			Maturity
	STRUCTURED NOTE - 5.7%
$124,500	Barclays Bank PLC Linked Note (a,b) * (Cost $17,931,730)		1/28/2017	33,169,525
		Yield (#)
	BONDS & NOTES - 68.2%
	ADVERTISING - 0.0% ^
155,000	Omnicom Group, Inc.	3.6000	4/15/2026	163,251

	AEROSPACE / DEFENSE - 0.1%
88,000	Boeing Co.	6.8750	3/15/2039	132,122
145,000	Lockheed Martin Corp.	4.7000	5/15/2046	170,922
30,000	TransDigm, Inc.	6.0000	7/15/2022	30,155
365,000	United Technologies Corp. (f)	1.7780	5/4/2018	368,279
				701,478
	AGRICULTURE - 0.1%
311,000	Philip Morris International, Inc.	5.6500	5/16/2018	337,847
250,000	Reynolds American, Inc.	3.2500	6/12/2020	264,270
145,000	Reynolds American, Inc.	4.0000	6/12/2022	157,584
				759,701
	AIRLINES - 0.1%
200,000	Avianca Holdings SA / Avianca Leasing LLC / Grupo Taca Holdings Ltd.	8.3750	5/10/2020	162,020
400,000	Latam Airlines Group SA (c)	7.2500	6/9/2020	387,500
				549,520
	APPAREL - 0.0% ^
20,000	Levi Strauss & Co.	5.0000	5/1/2025	20,100

	AUTO MANUFACTURERS - 0.4%
340,000	American Honda Finance Corp.	1.7000	2/22/2019	345,880
400,000	Daimler Finance North America LLC (c)	1.6500	3/2/2018	402,203
115,000	Ford Motor Co.	7.4500	7/16/2031	154,199
115,000	General Motors Financial Co., Inc.	2.4000	5/9/2019	115,320
75,000	General Motors Financial Co., Inc.	3.2000	7/13/2020	75,980
30,000	General Motors Financial Co., Inc.	3.2000	7/6/2021	30,121
700,000	Kia Motors Corp. (c)	2.6250	4/21/2021	722,927
35,000	Toyota Motor Credit Corp.	1.5500	7/13/2018	35,336
190,000	Toyota Motor Credit Corp.	1.7000	2/19/2019	192,429
				2,074,395
	AUTO PARTS & EQUIPMENT - 0.0% ^
25,000	American Axle & Manufacturing, Inc.	6.6250	10/15/2022	26,750
15,000	Dana Holding Corp.	5.5000	12/15/2024	14,250
42,000	Delphi Automotive PLC	4.2500	1/15/2026	45,899
106,000	Delphi Corp.	4.1500	3/15/2024	112,684
25,000	Goodyear Tire & Rubber Co.	5.1250	11/15/2023	25,812
				225,395
	AUTOMOBILE ABS - 0.1%
700,000	Westlake Automobile Receivables Trust 2016-2 (c)	2.3000	11/15/2019	702,647

	BANKS - 3.6%
200,000	Agromercantil Senior Trust (c)	6.2500	4/10/2019	206,900
400,000	Agromercantil Senior Trust	6.2500	4/10/2019	413,800
125,000	Australia & New Zealand Banking Group Ltd. (c)	4.8750	1/12/2021	141,025
450,000	Banco Continental SAECA	8.8750	10/15/2017	456,750
600,000	Banco de Costa Rica	5.2500	8/12/2018	612,750
300,000	Banco do Brasil SA (c,d)	9.0000	Perpetual	232,500
600,000	Banco GNB Sudameris SA	3.8750	5/2/2018	589,500
800,000	Banco Mercantil del Norte SA (d)	6.8620	10/13/2021	798,000
400,000	Banco Nacional de Costa Rica	4.8750	11/1/2018	408,000
400,000	Banco Nacional de Costa Rica (c)	5.8750	4/25/2021	412,680
150,000	Banco Regional SAECA	8.1250	1/24/2019	157,312
1,000,000	Banco Santander Mexico SA (d)	5.9500	1/30/2024	1,050,000
550,000	Bancolombia SA	6.1250	7/26/2020	588,500

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal Amount
($)		Yield (#)	Maturity	Value
	BANKS - 3.6% (Continued)
$530,000	Bank of America Corp.	2.0000	1/11/2018	$533,388
110,000	Bank of America Corp.	2.6250	4/19/2021	111,687
370,000	Bank of Montreal	1.8000	7/31/2018	374,545
150,000	Bank of Montreal	2.3750	1/25/2019	153,990
85,000	BB&T Corp.	2.0500	5/10/2021	86,245
345,000	BB&T Corp.	2.2500	2/1/2019	353,387
125,000	BB&T Corp.	2.4500	1/15/2020	128,484
800,000	BBVA Bancomer SA (d)	6.0080	5/17/2022	796,000
150,000	BBVA Bancomer SA	6.5000	3/10/2021	164,625
435,000	Citigroup, Inc.	2.0500	12/7/2018	438,457
70,000	Citigroup, Inc.	2.6500	10/26/2020	71,234
130,000	Citigroup, Inc.	2.7000	3/30/2021	132,313
600,000	Corp. Financiera de Desarrollo SA	3.2500	7/15/2019	615,000
250,000	CorpGroup Banking SA	6.7500	3/15/2023	233,125
700,000	DBS Bank Ltd. (d)	3.6250	9/21/2022	715,569
400,000	Export-Import Bank of India	3.1250	7/20/2021	405,809
500,000	Global Bank Corp.	4.7500	10/5/2017	507,000
200,000	Global Bank Corp. (c)	5.1250	10/30/2019	206,500
400,000	Global Bank Corp.	5.1250	10/30/2019	413,000
115,000	Goldman Sachs Group, Inc.	2.8750	2/25/2021	117,900
345,000	Goldman Sachs Group, Inc.	2.9000	7/19/2018	354,029
950,000	Grupo Aval Ltd.	4.7500	9/26/2022	928,625
300,000	Grupo Elektra SAB DE CV	7.2500	8/6/2018	296,250
200,000	Industrial Senior Trust	5.5000	11/1/2022	196,000
529,000	Itau CorpBanca	3.8750	9/22/2019	554,291
330,000	JPMorgan Chase & Co.	2.2500	1/23/2020	334,538
145,000	JPMorgan Chase & Co.	2.4000	6/7/2021	147,027
145,000	JPMorgan Chase & Co.	4.2500	10/1/2027	153,415
425,000	Morgan Stanley	2.4500	2/1/2019	432,979
45,000	Morgan Stanley	2.5000	4/21/2021	45,471
70,000	Morgan Stanley	2.6500	1/27/2020	71,154
110,000	Morgan Stanley	3.8750	1/27/2026	116,775
900,000	Oversea-Chinese Banking (d)	4.0000	10/15/2024	941,683
145,000	PNC Funding Corp.	3.3000	3/8/2022	154,208
110,000	PNC Funding Corp.	4.3750	8/11/2020	120,483
375,000	Royal Bank of Canada	2.0000	12/10/2018	381,965
60,000	Royal Bank of Canada	2.5000	1/19/2021	61,996
50,000	State Street Corp.	2.6500	5/19/2026	51,019
110,000	State Street Corp.	3.5500	8/18/2025	119,621
145,000	Sumitomo Mitsui Financial Group, Inc.	2.9340	3/9/2021	151,130
385,000	Toronto-Dominion Bank	1.7500	7/23/2018	388,942
150,000	Toronto-Dominion Bank	2.1250	4/7/2021	152,652
200,000	United Overseas Bank Ltd. (d)	3.5000	9/16/2026	203,841
800,000	United Overseas Bank Ltd. (d)	3.7500	9/19/2024	828,000
310,000	Wells Fargo & Co.	1.5000	1/16/2018	311,736
100,000	Wells Fargo & Co.	3.0000	4/22/2026	101,935
150,000	Wells Fargo & Co.	3.5500	9/29/2025	159,861
370,000	Westpac Banking Corp.	1.9500	11/23/2018	374,891
160,000	Westpac Banking Corp.	2.6000	11/23/2020	165,380
				20,925,872
	BEVERAGES - 0.2%
150,000	Ajecorp BV	6.5000	5/14/2022	60,375
335,000	Anheuser-Bush InBev Finance, Inc.	1.9000	2/1/2019	340,688
40,000	Anheuser-Bush InBev Finance, Inc.	4.9000	2/1/2046	46,874
300,000	Central American Bottling Corp.	6.7500	2/9/2022	311,250
75,000	Coca-Cola Co.	1.6500	11/1/2018	76,129
75,000	Coca-Cola Co.	1.8750	10/27/2020	76,653
155,000	Molson Coors Brewing Co.	1.4500	7/15/2019	155,392
255,000	PepsiCo., Inc.	2.1500	10/14/2020	262,129
				1,329,490
	BIOTECHNOLOGY - 0.1%
360,000	Celgene Corp.	2.1250	8/15/2018	365,381
75,000	Celgene Corp.	3.8750	8/15/2025	80,000
				445,381

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal Amount
($)		Yield (#)	Maturity	Value
	BUILDING MATERIALS - 0.2%
$200,000	Cemex SAB de CV (d)	5.3784	10/15/2018	$205,000
200,000	CIMPOR Financial Operations BV	5.7500	7/17/2024	147,500
600,000	Grupo Cementos de Chihuahua SAB deCV	8.1250	2/8/2020	625,500
400,000	Union Andina de Cementos SAA	5.8750	10/30/2021	405,400
				1,383,400
	CHEMICALS - 0.2%
25,000	Ashland, Inc.	4.7500	8/15/2022	24,875
200,000	Grupo Idesa SA de CV	7.8750	12/18/2020	203,500
600,000	Grupo Idesa SA de CV	7.8750	12/18/2020	610,500
15,000	PQ Corp. (c)	6.7500	11/15/2022	15,638
400,000	Sociedad Quimica y Minera de Chile SA	5.5000	4/21/2020	421,000
				1,275,513
	COLLATERALIZED MORTGAGE OBLIGATIONS - 22.5%
	U.S. GOVERNMENT AGENCY - 6.4%
442,794	Fannie Mae REMICS 2005-2 S (d)	6.1467	2/25/2035	99,569
3,956,268	Fannie Mae REMICS 2005-104 NI (d)	6.2467	3/25/2035	411,292
809,615	Fannie Mae REMICS 2006-99 AS (d)	6.1267	10/25/2036	173,937
485,863	Fannie Mae REMICS 2006-119 PS (d)	6.2467	12/25/2036	77,893
839,101	Fannie Mae REMICS 2006-126 CS (d)	6.2467	1/25/2037	175,755
540,878	Fannie Mae REMICS 2009-41 ZA	4.5000	6/25/2039	574,035
545,956	Fannie Mae REMICS 2009-98 DZ	4.5000	12/25/2039	579,073
37,698	Fannie Mae REMICS 2010-57 DP	4.0000	8/25/2039	38,028
635,235	Fannie Mae REMICS 2010-76 ZK	4.5000	7/25/2040	703,868
460,799	Fannie Mae REMICS 2010-115 SE (d)	5.5467	10/25/2040	88,687
298,422	Fannie Mae REMICS 2010-134 CS (d)	6.2267	12/25/2025	42,828
298,422	Fannie Mae REMICS 2010-134 SE (d)	6.1967	12/25/2025	41,816
425,316	Fannie Mae REMICS 2010-142 SC (d)	6.1467	12/25/2040	100,908
284,592	Fannie Mae REMICS 2011-18 UZ	4.0000	3/25/2041	304,535
512,015	Fannie Mae REMICS 2011-74 KL	5.0000	6/25/2040	573,910
1,016,279	Fannie Mae REMICS 2011-93 ES (d)	6.0467	9/25/2041	209,538
504,876	Fannie Mae REMICS 2011-111 EZ	5.0000	11/25/2041	582,029
1,734,735	Fannie Mae REMICS 2012-3 DS (d)	5.4967	2/25/2042	282,435
3,046,537	Fannie Mae REMICS 2012-103 ZP	3.0000	9/25/2042	3,058,142
1,522,873	Fannie Mae REMICS 2013-74 YS (d)	5.3201	7/25/2043	1,502,805
3,456	Fannie Mae REMICS 2013-115 NS (d)	10.7912	11/25/2043	3,490
742,713	Fannie Mae REMICS 2013-122 DS (d)	4.8560	7/25/2043	701,922
1,583,313	Fannie Mae REMICS 2014-73 PS (d)	5.7467	11/25/2044	261,697
2,907,218	Fannie Mae REMICS 2015-95 AP	3.0000	8/25/2042	3,025,613
480,297	Freddie Mac REMICS 2663 ZP	5.0000	8/15/2033	535,139
181,161	Freddie Mac REMICS 2909 Z	5.0000	12/15/2034	201,442
345,670	Freddie Mac REMICS 3257 SI (d)	5.8780	12/15/2036	69,184
1,364,205	Freddie Mac REMICS 3404 SA (d)	5.5580	1/15/2038	263,199
1,221,269	Freddie Mac REMICS 3753 SB (d)	5.5580	11/15/2040	241,302
390,778	Freddie Mac REMICS 3770 SP (d)	6.0580	11/15/2040	47,293
1,865,134	Freddie Mac REMICS 3792 SE (d)	8.9759	1/15/2041	1,925,028
127,375	Freddie Mac REMICS 3818 JA	4.5000	1/15/2040	131,169
725,473	Freddie Mac REMICS 3926 FS (d)	6.1380	9/15/2041	180,112
586,863	Freddie Mac REMICS 3957 DZ	3.5000	11/15/2041	615,145
381,872	Freddie Mac REMICS 3957 HZ	4.0000	11/15/2041	428,748
1,506,269	Freddie Mac REMICS 3984 DS (d)	5.5080	1/15/2042	250,327
1,192,843	Freddie Mac REMICS 3998 AZ	4.0000	2/15/2042	1,343,406
3,394,948	Freddie Mac REMICS 4089 SH (d)	5.5580	8/15/2042	600,863
844,888	Freddie Mac REMICS 4229 MS (d)	6.9264	7/15/2043	872,472
4,221,707	Freddie Mac REMICS 4255 GS (d)	5.7080	9/15/2043	753,587
1,063,689	Freddie Mac REMICS 4291 MS (d)	5.4580	1/15/2054	183,296
4,034,522	Freddie Mac REMICS 4314 MS (d)	5.6580	7/15/2043	503,451
1,604,171	Freddie Mac REMICS 4391 MA	3.0000	7/15/2040	1,679,103
2,421,464	Freddie Mac REMICS 4407 PS (d)	5.1580	6/15/2044	376,100
5,283,213	Freddie Mac REMICS 4440 ZD	2.5000	2/15/2045	4,812,898
3,253,208	Government National Mortgage Association 2010-35 DS (d)	5.2320	3/20/2040	455,632
5,108,038	Government National Mortgage Association 2010-121 SE (d)	5.5520	9/20/2040	786,474
3,329,584	Government National Mortgage Association 2011-69 SC (d)	4.9320	5/20/2041	401,748
3,056,793	Government National Mortgage Association 2013-102 BS (d)	5.7020	3/20/2043	371,622
2,177,203	Government National Mortgage Association 2013-119 TZ	3.0000	8/20/2043	2,239,515
422,660	Government National Mortgage Association 2013-120 GS (d)	4.8623	8/20/2043	436,908

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal Amount
($)		Yield (#)	Maturity	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS - 22.5%
	U.S. GOVERNMENT AGENCY - 6.4% (Continued)
$600,456	Government National Mortgage Association 2013-148 DS (d)	5.2377	10/16/2043	$105,807
2,736,881	Government National Mortgage Association 2013-186 SG (d)	5.8077	2/16/2043	380,549
1,763,562	Government National Mortgage Association 2013-188 MS (d)	5.1077	12/16/2043	288,244
3,513,296	Government National Mortgage Association 2014-5 SA (d)	5.1020	1/20/2044	448,723
3,715,302	Government National Mortgage Association 2014-58 SG (d)	5.1577	4/16/2044	534,293
3,482,924	Government National Mortgage Association 2014-76 SA (d)	5.1520	1/20/2040	475,430
1,314,397	Government National Mortgage Association 2014-95 CS (d)	5.8077	6/16/2044	242,514
3,074,678	Government National Mortgage Association 2014-145 CS (d)	5.1577	5/16/2044	395,542
2,018,077	Government National Mortgage Association 2014-156 PS (d)	5.8020	10/20/2044	315,101
				37,505,171
	WHOLE LOAN COLLATERAL - 16.1%
505,000	Adjustable Rate Mortgage Trust 2005-2 6M2 (d)	1.4260	6/25/2035	459,450
200,442	Alternative Loan Trust 2004-28CB 1A1	5.5000	1/25/2035	200,641
1,331,198	Alternative Loan Trust 2006-14CB A8	6.0000	6/25/2036	1,025,771
3,394,156	Alternative Loan Trust 2006-41CB 1A4	5.7500	1/25/2037	2,599,206
2,276,560	Alternative Loan Trust 2006-41CB 1A9	6.0000	1/25/2037	1,781,330
2,395,865	Alternative Loan Trust 2006-41CB 2A15	5.7500	1/25/2037	1,792,672
3,245,926	Alternative Loan Trust 2007-22 2A16	6.5000	9/25/2037	2,336,802
3,393,448	Alternative Loan Trust 2007-J1 2A8	6.0000	3/25/2037	2,016,513
945,147	Alternative Loan Trust 2007-J2 2A1	6.0000	7/25/2037	873,670
4,500,000	Bank of America Funding 2005-B 3M1 Trust (d)	0.8981	4/20/2035	3,364,641
313,809	Bank of America Funding 2006-3A1 Trust	5.7500	3/25/2036	291,185
1,815,442	Bank of America Funding 2007-1 Trust TA3B (f)	5.9426	1/25/2037	1,527,156
41,733	Bank of America Funding 2012-R4 Trust A (c,d)	0.7276	3/4/2039	41,728
791,283	Bank of America Mortgage 2007-1 Trust 2A17	6.0000	1/25/2037	687,337
2,622,767	BCAP LLC 2010-RR6 Trust 1716 (c,d)	6.0000	7/26/2036	2,111,124
4,317,921	BCAP LLC 2012-RR1 Trust 3A4 (c,d)	5.8130	10/26/2035	3,902,259
219,644	Bear Stearns Asset Backed Securities I Trust 2004-AC2 2A	5.0000	5/25/2034	217,775
813,494	CHL Mortgage Pass-Through Trust 2004-HYB9 1A1 (d)	2.8229	2/20/2035	810,384
772,224	CHL Mortgage Pass-Through Trust 2007-5 A51	5.7500	5/25/2037	689,117
3,354,678	CHL Mortgage Pass-Through Trust 2007-8 1A24	6.0000	1/25/2038	2,761,207
766,794	CHL Mortgage Pass-Through Trust 2007-12 A9	5.7500	8/25/2037	664,359
2,000,000	CIM Trust 2016-1RR B2 **	—	8/26/2055	1,692,000
2,000,000	CIM Trust 2016-2 CTF CL B2 (c)	12.2125	2/27/2056	1,650,800
2,000,000	CIM Trust 2016-3 CTF CL B2 (c)	12.1740	2/27/2056	1,651,200
79,520	Citicorp Mortgage Securities Trust Series 2007-2 3A1	5.5000	2/25/2037	78,946
1,929,175	Citigroup Mortgage Loan Trust 2011-12 1A2 (c,d)	3.0730	4/25/2036	1,497,481
341,856	CitiMortgage Alternative Loan Trust Series 2007-A1 2A1	5.5000	1/25/2022	340,918
249,660	Credit Suisse First Boston Mortgage Securities Corp. 1A3	5.2500	9/25/2035	221,788
1,442,518	Credit Suisse First Boston Mortgage Securities Corp. 5A12	5.5000	10/25/2035	1,241,287
1,856,180	CSMC 2015-RPL3 Trust A1 (c,f)	3.7500	12/25/2056	1,834,280
459,917	CSMC Mortgage-Backed Trust 2006-7 1A3	5.0000	8/25/2036	383,743
459,538	CSMC Mortgage-Backed Trust 2006-9 2A1	5.5000	11/25/2036	415,520
600,736	CSMC Mortgage-Backed Trust 2007-1 5A14	6.0000	2/25/2037	510,510
642,781	CSMC Series 2010-4R 3A17 (c,d)	6.0000	6/26/2037	600,205
1,000,000	CSMC Series 2011-5R 6A9 (c,d)	2.8837	11/27/2037	921,309
1,000,000	CSMC Series 2011-12R 3A5 (c,d)	2.2358	7/27/2036	821,494
529,163	CSMC Trust 2013-3R 1A1 (c,d)	1.5760	4/27/2035	494,417
315,360	First Horizon Alternative Mortgage Securities Trust 2005-AA4 1A1 (d)	2.7273	5/25/2035	257,696
1,885,218	First Horizon Alternative Mortgage Securities Trust 2005-FA4 1A6	5.5000	6/25/2035	1,687,518
168,212	GSR Mortgage Loan Trust 2004-2F 14A1	5.5000	9/25/2019	171,356
601,974	GSR Mortgage Loan Trust 2005-AR7 3A1 (d)	2.8603	11/25/2035	564,496
1,439,312	GSR Mortgage Loan Trust 2006-AR1 3A1 (d)	3.1130	1/25/2036	1,296,699
876,925	GSR Mortgage Loan Trust 2007-1F 2A2	5.5000	1/25/2037	825,141
555,329	HomeBanc Mortgage Trust 2005-3 A1 (d)	0.6933	7/25/2035	519,241
3,221,099	HSI Asset Loan Obligation Trust 2007-AR1 2A1 (d)	2.8231	1/25/2037	2,433,399
1,130,446	Impac Secured Assets Trust 2006-5 1A1C (d)	0.7233	2/25/2037	828,622
1,996,597	IndyMac IMSC Mortgage Loan Trust 2007-F2 1A4	6.0000	7/25/2037	1,758,798
83,977	JP Morgan Mortgage Trust 2007-S1 1A1	5.0000	3/25/2022	82,862
1,252,135	JP Morgan Mortgage Trust 2007-S2 1A11	6.0000	6/25/2037	1,033,971
3,503,386	JP Morgan Mortgage Trust 2007-S2 1A15	6.7500	6/25/2037	3,053,417
31,950	JP Morgan Resecuritization Trust Series 2011-2 2A3 (c,d)	3.4250	7/26/2036	31,979
1,586,734	Lehman Mortgage Trust 2005-1 2A4	5.5000	11/25/2035	1,445,773
650,576	Lehman Mortgage Trust 2006-1 1A3	5.5000	2/25/2036	522,364

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal Amount
($)		Yield (#)	Maturity	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS - 22.5%
	WHOLE LOAN COLLATERAL - 16.1% (Continued)
$565,968	Lehman Mortgage Trust 2006-2 2A3	5.7500	4/25/2036	$568,600
596,634	MASTR Adjustable Rate Mortgages Trust 2006-2 2A1 (d)	2.8016	4/25/2036	547,316
916,270	Merrill Lynch Mortgage Investors Trust Series 2006-AF2	6.2500	10/25/2036	753,438
24,934	Morgan Stanley Mortgage Loan Trust 2004-1 1A1	5.0000	11/25/2018	25,453
1,193,986	Morgan Stanley Mortgage Loan Trust 2005-9AR 2A (d)	2.9249	12/25/2035	1,007,384
266,392	Morgan Stanley Mortgage Loan Trust 2006-7 3A (d)	5.2448	6/25/2036	217,904
1,488,123	Morgan Stanley Mortgage Loan Trust 2007-12 3A4	6.2500	8/25/2037	1,309,494
954,572	Morgan Stanley Reremic Trust 2A (c,d)	0.6760	2/26/2037	899,760
1,682,699	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2007-1 11A1A (f)	5.9950	3/25/2047	1,199,619
122,014	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-5 2AN (d)	5.6750	12/25/2035	122,976
362,741	PHH Alternative Mortgage Trust Series 2007-2 3A1	6.0000	5/25/2037	316,268
464,890	RALI Series 2006-QA1 1A21 Trust (d)	3.9818	1/25/2036	370,296
417,878	RALI Series 2006-QS10 Trust A9	6.5000	8/25/2036	350,713
748,989	RALI Series 2006-QS12 2A3 Trust	6.0000	9/25/2036	611,435
2,408,920	RALI Series 2007-QH5 AI1 Trust (d)	0.6633	6/25/2037	1,785,914
577,328	RALI Series 2007-QS6 A6 Trust	6.2500	4/25/2037	488,896
1,263,580	Residential Asset Securitization Trust 2004-A9	5.7500	12/25/2034	1,279,398
512,550	Residential Asset Securitization Trust 2006-A2 A3	6.0000	1/25/2046	380,827
376,049	Residential Asset Securitization Trust 2006-A6 2A11	6.0000	7/25/2036	319,917
610,637	Residential Asset Securitization Trust 2006-A11 1A4	6.2500	10/25/2036	503,828
751,574	Residential Asset Securitization Trust 2007-A1 A8	6.0000	3/25/2037	503,741
546,051	Residential Asset Securitization Trust 2007-A3 1A1 (d)	0.9033	4/25/2037	270,919
71,224	Residential Asset Securitization Trust 2007-A3 1A2 (d)	42.9080	4/25/2037	171,585
2,740,095	Residential Asset Securitization Trust 2007-A8 1A1	6.0000	8/25/2037	2,260,139
35,767	RFMSI Series 2003-S16 Trust A1	4.7500	9/25/2018	35,830
295,258	RFMSI Series 2006-S3 Trust A7	5.5000	3/25/2036	259,529
522,464	RFMSI Series 2006-S7 Trust A3	6.2500	8/25/2036	472,462
206,470	RFMSI Series 2006-S7 Trust A7	6.2500	8/25/2036	186,710
2,028,095	RFMSI Series 2006-S12 Trust 2A6	6.0000	12/25/2036	1,864,216
930,669	RFMSI Series 2007-S1 A5 Trust	6.0000	1/25/2037	836,798
331,723	RFMSI Series 2007-S2 A4 Trust	6.0000	2/25/2037	299,609
867,225	RFMSI Series 2007-S6 Trust 1A11	6.0000	6/25/2037	754,782
1,909,256	Sequoia Mortgage Trust 2013-1 2A1 (d)	1.8550	2/25/2043	1,838,218
67,184	Structured Asset Securities Corp Mortgage Pass-through Certificates 2004-11XS 2A2 (f)	5.4000	6/25/2034	78,741
1,053,910	WaMu Mortgage Pass-Through Certificates Series 2005-AR14 Trust 2A1 (d)	2.6211	12/25/2035	964,306
1,315,903	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 Trust 2A8	6.0000	11/25/2035	1,171,102
1,876,972	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-2 Trust 1A2	6.0000	4/25/2037	1,554,641
2,000,000	Wedgewood Real Estate Trust 2016-1 A1 (c,d)	3.7500	7/15/2046	2,004,866
984,891	Wells Fargo Alternative Loan 2007-PA3 Trust 1A4	5.7500	7/25/2037	862,189
652,772	Wells Fargo Alternative Loan 2007-PA3 Trust 3A1	6.2500	7/25/2037	585,426
549,221	Wells Fargo Mortgage Backed Securities 2006-2 Trust 3A1	5.7500	3/25/2036	556,799
338,524	Wells Fargo Mortgage Backed Securities 2007-3 Trust 1A4	6.0000	4/25/2037	337,778
325,076	Wells Fargo Mortgage Backed Securities 2007-7 Trust A38	6.0000	6/25/2037	322,494
1,638,476	Wells Fargo Mortgage Backed Securities 2007-10 Trust 1A5	6.0000	7/25/2037	1,635,216
164,102	Wells Fargo Mortgage Backed Securities 2007-13 Trust A6	6.0000	9/25/2037	166,301
				94,077,390
	COMMERCIAL MBS - 8.7%
360,000	A10 Securitization 2016-1 LLC A1 (c)	2.4200	3/15/2035	361,613
700,000	BAMLL Re-REMIC Trust 2011-07C1 A3B (c)	5.3830	12/15/2016	701,660
34,452	Banc of America Commercial Mortgage Trust 2006-4 AM	5.6750	7/10/2046	34,418
250,000	Banc of America Commercial Mortgage Trust 2006-5 AM	5.4480	9/10/2047	251,317
650,000	Banc of America Commercial Mortgage Trust 2006-6 AM	5.3900	10/10/2045	655,312
665,000	Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13 AM (d)	5.5820	9/11/2041	665,240
685,000	Bear Stearns Commercial Mortgage Securities Trust 2007-PWR16 AM (d)	5.9105	6/11/2040	707,982
194,000	Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18 AM (d)	6.0840	6/11/2050	202,794
265,000	CD 2007-CD4 Commercial Mortgage Trust AMFX (d)	5.3660	12/11/2049	269,552
349,000	CD 2007-CD5 Mortgage Trust AJA (d)	6.3259	11/15/2044	358,495
500,000	CDGJ Commercial Mortgage Trust 2014-BXCH B (c,d)	2.2923	12/15/2027	495,322
673,000	CGGS Commercial Mortgage Trust 2016-RND AFL (c,d)	2.0921	2/15/2033	680,992
610,000	Citigroup Commercial Mortgage Trust 2007-C6 AMFX (c,d)	5.9007	12/10/2049	614,574
620,000	Citigroup Commercial Mortgage Trust 2008-C7 AM (d)	6.3449	12/10/2049	643,593
942,976	Citigroup Commercial Mortgage Trust 2012-GC8 XA (c,d)	2.3162	9/10/2045	68,431
9,004,100	Citigroup Commercial Mortgage Trust 2014-GC21 XA (d)	1.4521	5/10/2047	659,124
4,662,166	Citigroup Commercial Mortgage Trust 2014-GC25 XA (d)	1.2358	10/10/2047	317,270

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal Amount
($)		Yield (#)	Maturity	Value
	COMMERCIAL MBS - 8.7% (Continued)
$120,600	Citigroup Commercial Mortgage Trust 2015-GC27 D (c,d)	4.5768	2/10/2048	$92,018
1,047,952	Citigroup Commercial Mortgage Trust 2015-GC35 XA (d)	1.0582	11/10/2048	59,664
4,686,895	Citigroup Commercial Mortgage Trust 2016-P3 XA (d)	1.8792	4/15/2049	557,074
752,000	COBALT CMBS Commercial Mortgage Trust 2006-C1 AM	5.2540	8/15/2048	752,438
462,307	Colony Mortgage Capital Series 2015-FL3 Ltd. (c,d)	2.4131	9/5/2032	460,637
939,417	COMM 2012-LC4 Mortgage XA Trust (c,d)	2.5151	12/10/2044	82,539
9,804,072	COMM 2013-CCRE12 Mortgage Trust XA (d)	1.5444	10/10/2046	651,304
3,669,577	COMM 2014-CCRE19 Mortgage Trust XA (d)	1.4382	8/10/2047	237,548
100,000	COMM 2014-CCRE20 Mortgage Trust C (d)	4.6568	11/10/2047	101,241
563,625	COMM 2014-UBS4 Mortgage Trust E (c)	3.7500	8/10/2047	333,730
644,150	COMM 2014-UBS4 Mortgage Trust F (c)	3.7500	8/10/2047	360,797
1,207,795	COMM 2014-UBS4 Mortgage Trust G (c)	3.7500	8/10/2047	339,901
5,000	COMM 2014-UBS4 Mortgage Trust V (c,d) **	—	8/10/2047	—
107,700	COMM 2015-LC19 Mortgage Trust B (d)	3.8290	2/10/2048	113,288
88,000	COMM 2016-CCRE28 Mortgage Trust C (d)	4.8026	2/10/2049	87,529
53,000	COMM 2016-DC2 Mortgage Trust C (d)	4.7980	2/10/2049	51,143
998,278	COMM 2016-DC2 Mortgage Trust XA (d)	1.1355	2/10/2049	73,389
998,143	Commercial Mortgage Pass Through Certificates 2012-CR3 XA (d)	2.2541	10/15/2045	84,166
346,591	Commercial Mortgage Trust 2006-GG7 AM (d)	6.0603	7/10/2038	346,256
800,000	Commercial Mortgage Trust 2007-GG9 AM	5.4750	3/10/2039	813,388
105,200	Commercial Mortgage Trust 2007-GG9 AMFX	5.4750	3/10/2039	106,399
522,205	Countrywide Commercial Mortgage Trust 2007-MF1 A (c,d)	6.2748	11/12/2043	536,184
75,000	Credit Suisse Commercial Mortgage Trust Series 2006-C5 AM	5.3430	12/15/2039	75,696
250,000	Credit Suisse Commercial Mortgage Trust Series 2007-C2 AM (d)	5.6150	1/15/2049	254,569
650,000	Credit Suisse Commercial Mortgage Trust Series 2007-C4 A1AM (d)	6.1375	9/15/2039	657,503
504,379	Credit Suisse Commercial Mortgage Trust Series 2007-C5 A4 (d)	5.6950	9/15/2040	521,582
417,642	Credit Suisse Mortgage Capital Certificates 2006-C4 AM	5.5090	9/15/2039	417,430
1,986,674	CSAIL 2015-C1 Commercial Mortgage Trust XA (d)	1.1085	4/15/2050	115,549
684,000	CSMC Series 2009-RR2 IQB (c,d)	5.6945	4/16/2049	693,382
140,000	CSMC Trust 2015-SAND (c,d)	3.2900	8/15/2030	134,759
89,000	Fannie Mae-Aces A2	2.7020	2/25/2026	92,278
67,000	FHLMC Multifamily Structured Pass Through Certificates A2 (d)	3.3340	8/25/2025	73,860
87,000	FHLMC Multifamily Structured Pass Through Certificates A2	2.9950	12/25/2025	93,408
10,626,000	FHLMC Multifamily Structured Pass Through Certificates X1 (d)	1.3115	3/25/2023	763,085
88,000	FREMF 2016-K54 Mortgage Trust B (c,d)	4.1894	2/25/2026	84,362
664,800	GE Commercial Mortgage Corp. Series 2007-C1 Trust AM (d)	5.6060	12/10/2049	659,537
773,000	GS Mortgage Securities Corp. Trust 2016-ICE2 A (c,d)	2.3721	2/15/2033	778,288
580,047	GS Mortgage Securities Trust 2007-GG10 A4 (d)	5.9884	8/10/2045	594,308
8,305,615	GS Mortgage Securities Trust 2015-GC28 XA (d)	1.3076	2/10/2048	544,110
1,395,252	GS Mortgage Securities Trust 2015-GS1 XA (d)	0.9887	11/10/2048	83,624
621,603	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 X (d)	0.5827	5/15/2045	205
1,163,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 AJ (d)	5.4800	5/15/2045	1,164,680
642,065	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9 AM	5.3720	5/15/2047	640,106
750,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-C1 AM (d)	6.1883	2/15/2051	761,861
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC18 AM (d)	5.4660	6/12/2047	1,007,385
575,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20 AM (d)	6.0867	2/12/2051	600,098
752,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 AM (d)	5.9270	6/15/2049	752,106
1,400,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP12 AM (d)	6.2030	2/15/2051	1,451,351
583,568	JP Morgan Chase Commercial Mortgage Securities Trust 2008-C2 A4	6.0680	2/12/2051	605,326
899,711	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6 XA(d)	2.0077	5/15/2045	60,252
2,238,250	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8 XA (d)	2.1889	10/15/2045	170,990
729,401	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA (d)	1.8731	6/15/2045	43,590
108,300	JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY A (c)	3.4289	6/10/2027	112,300
600,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-PHH A (c,d)	1.6421	8/15/2027	596,781
740,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO C (c,d)	2.6921	1/15/2032	734,429
175,000	JP Morgan Commercial Mortgage-Backed Securities Trust 2009-RR2 GEB (c)	5.5430	12/13/2049	177,405
9,917,642	JPMBB Commercial Mortgage Securities Trust 2014-C25 XA (d)	1.1515	11/15/2047	570,577
115,000	JPMBB Commercial Mortgage Securities Trust 2014-C26 C (d)	4.5697	1/15/2048	114,108
940,644	JPMBB Commercial Mortgage Securities Trust 2014-C26 XA (d)	1.3202	1/15/2048	57,836
127,500	JPMBB Commercial Mortgage Securities Trust 2015-C27 D (c,d)	3.9845	2/15/2048	92,738
1,209,603	JPMBB Commercial Mortgage Securities Trust 2015-C27 XA (d)	1.5206	2/15/2048	91,059
105,000	JPMBB Commercial Mortgage Securities Trust 2015-C32 C (d)	4.8187	11/15/2048	98,363
87,000	JPMBB Commercial Mortgage Securities Trust 2015-C33 C (d)	4.7725	12/15/2048	86,558
86,000	JPMBB Commercial Mortgage Securities Trust 2016-C1 C (d)	4.9049	3/15/2049	86,538
685,000	LB Commercial Mortgage Trust 2007-C3 AM (d)	6.1179	7/15/2044	706,759

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal Amount
($)		Yield (#)	Maturity	Value
	COMMERCIAL MBS - 8.7% (Continued)
$102,700	LB Commercial Mortgage Trust 2007-C3 AMFL (c,d)	6.1179	7/15/2044	$106,132
250,000	LB-UBS Commercial Mortgage Trust 2006-C7 AM	5.3780	11/15/2038	251,514
1,231,429	LB-UBS Commercial Mortgage Trust 2006-C7 XW (c,d)	0.9031	11/15/2038	2,069
1,477,715	LB-UBS Commercial Mortgage Trust 2006-C7 XCL (c,d)	0.9031	11/15/2038	2,483
695,000	LB-UBS Commercial Mortgage Trust 2007-C1 AJ	5.4840	2/15/2040	698,814
465,000	LB-UBS Commercial Mortgage Trust 2007-C1 AM	5.4550	2/15/2040	470,378
350,000	LB-UBS Commercial Mortgage Trust 2007-C2 AM (d)	5.4930	2/15/2040	355,013
641,933	LB-UBS Commercial Mortgage Trust 2007-C7 A3 (d)	5.8660	9/15/2045	671,612
640,000	LB-UBS Commercial Mortgage Trust 2007-C7 AJ (d)	6.4490	9/15/2045	640,207
535,000	LMREC 2015-CRE1, Inc. A (c,d)	2.2021	2/22/2032	526,723
181,182	Merrill Lynch Mortgage Trust 2006-C1 AJ (d)	5.7424	5/12/2039	180,115
752,000	Merrill Lynch Mortgage Trust 2007-C1 AM (d)	6.0211	6/12/2050	739,061
425,000	ML-CFC Commercial Mortgage Trust 2006-4 AM	5.2040	12/12/2049	428,940
825,000	ML-CFC Commercial Mortgage Trust 2007-5 AM	5.4190	8/12/2048	839,330
610,692	ML-CFC Commercial Mortgage Trust 2007-7 A4 (d)	5.8100	6/12/2050	628,562
639,583	ML-CFC Commercial Mortgage Trust 2007-9 A4	5.7000	9/12/2049	665,293
891,209	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 XA (c,d)	1.8863	8/15/2045	54,646
125,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 C (d)	4.6361	10/15/2047	127,639
125,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 C	4.0000	12/15/2047	120,001
72,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25 C (d)	4.6797	10/15/2048	69,787
105,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 D (c)	3.0600	10/15/2048	72,592
91,000	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 C (d)	4.9121	5/15/2049	91,397
237,245	Morgan Stanley Capital I, Inc. J (c,d)	0.8721	7/15/2019	232,096
93,978	Morgan Stanley Capital I, Inc. D (c,d)	0.6321	10/15/2020	94,102
5,126	Morgan Stanley Capital I Trust 2005-TOP19 AJ (d)	4.9850	6/12/2047	5,124
100,000	Morgan Stanley Capital I Trust 2007-HQ11 AJ (d)	5.5080	2/12/2044	98,566
1,117,000	Morgan Stanley Capital I Trust 2007-HQ11 AM (d)	5.4780	2/12/2044	1,130,293
898,000	Morgan Stanley Capital I Trust 2007-IQ13 AM	5.4060	3/15/2044	915,228
1,348,200	Morgan Stanley Capital I Trust 2007-IQ16 AM (d)	6.2560	12/12/2049	1,412,976
450,000	Morgan Stanley Capital I Trust 2007-IQ16 AMA (d)	6.2520	12/12/2049	469,896
421,906	Morgan Stanley Capital I Trust 2011-C1 XA (c,d)	0.6343	9/15/2047	7,144
610,000	Morgan Stanley Capital I Trust 2015-XLF1 D (c,d)	3.4345	8/14/2031	603,723
76,000	Morgan Stanley Capital I Trust 2015-XLF1 AFSC (c,d)	3.4421	8/15/2026	75,963
500,000	Morgan Stanley Re-REMIC Trust 2009-GG10 A4B (c,d)	5.9884	8/12/2045	509,790
1,015,780	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA (c,d)	2.0626	8/10/2049	87,266
62,243	Wachovia Bank Commercial Mortgage Trust Series 2006-C24 AJ (d)	5.6580	3/15/2045	62,171
745,000	Wachovia Bank Commercial Mortgage Trust Series 2006-C28 AJ (d)	5.6320	10/15/2048	743,469
125,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AJ (d)	5.4130	12/15/2043	124,803
700,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AM	5.3830	12/15/2043	712,098
300,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AMFL (c,d)	0.6461	12/15/2043	288,704
350,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 AM (d)	5.5910	4/15/2047	357,638
650,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C32 AMFX (c)	5.7030	6/15/2049	667,855
270,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AJ (d)	6.1474	2/15/2051	267,768
835,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AM (d)	6.1474	2/15/2051	859,827
524,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C34 AM (d)	5.8180	5/15/2046	548,066
140,000	Wells Fargo Commercial Mortgage Trust 2014-LC16 D (c)	3.9380	8/15/2050	109,840
6,733,465	Wells Fargo Commercial Mortgage Trust 2015-C26 XA (d)	1.5407	2/15/2048	546,586
75,000	Wells Fargo Commercial Mortgage Trust 2015-C31 C (d)	4.7655	11/15/2048	75,592
1,244,593	Wells Fargo Commercial Mortgage Trust 2015-C31 XA (d)	1.2732	11/15/2048	94,796
60,000	Wells Fargo Commercial Mortgage Trust 2015-LC22 C (d)	4.6904	9/15/2058	60,433
1,056,034	Wells Fargo Commercial Mortgage Trust 2015-LC20 XA (d)	1.5473	4/15/2050	85,320
1,209	Wells Fargo Commercial Mortgage Trust 2015-NXS1 XA (d)	1.3374	5/15/2048	87
100,000	Wells Fargo Commercial Mortgage Trust 2015-NXS3 C (d)	4.6384	9/15/2057	95,874
61,000	Wells Fargo Commercial Mortgage Trust 2016-C32 C (d)	4.8782	1/15/2059	61,771
89,000	Wells Fargo Commercial Mortgage Trust 2016-C34 C (d)	5.1974	6/15/2049	89,938
939,777	WFRBS Commercial Mortgage Trust 2012-C8 XA (c,d)	2.3064	8/15/2045	70,550
987,148	WFRBS Commercial Mortgage Trust 2012-C9 XA (c,d)	2.2948	11/15/2045	84,117
981,008	WFRBS Commercial Mortgage Trust 2014-C21 XA (d)	1.3220	8/15/2047	63,620
5,576,570	WFRBS Commercial Mortgage Trust 2014-C24 XA (d)	1.1225	11/15/2047	311,292
				51,115,743
	COMMERCIAL SERVICES - 0.4%
800,000	Adani Ports & Special Economic Zone Ltd.	3.5000	7/29/2020	795,703
1,007,349	ENA Norte Trust	4.9500	4/25/2023	1,024,977
25,000	Prime Security Services Borrower LLC / Prime Finance, Inc. (c)	9.2500	5/15/2023	26,500
380,000	S&P Global, Inc.	2.5000	8/15/2018	386,898

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal Amount
($)		Yield (#)	Maturity	Value
	COMMERCIAL SERVICES - 0.4% (Continued)
$65,000	S&P Global, Inc.	4.4000	2/15/2026	$71,278
10,000	Team Health, Inc. (c)	7.2500	12/15/2023	10,701
				2,316,057
	COMPUTERS - 0.2%
170,000	Apple, Inc.	1.7000	2/22/2019	172,878
103,000	Apple, Inc.	4.6500	2/23/2046	116,346
20,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (c)	7.1250	6/15/2024	20,888
483,000	Hewlett-Packard Enterprise Co. (c)	2.8500	10/5/2018	494,621
90,000	Hewlett-Packard Co. (c)	3.6000	10/15/2020	93,940
5,000	Western Digital Corp. (c)	7.3750	4/1/2023	5,325
				903,998
	COSMETICS / PERSONAL CARE - 0.0% ^
15,000	Revlon Consumer Products Corp.	5.7500	2/15/2021	14,475

	DISTRIBUTION / WHOLESALE - 0.0% ^
25,000	HD Supply, Inc.	7.5000	7/15/2020	26,185

	DIVERSIFIED FINANCIAL SERVICES - 0.9%
150,000	Air Lease Corp.	3.7500	2/1/2022	153,652
115,000	Ally Financial, Inc.	4.1250	3/30/2020	115,288
380,000	American Express Credit Corp.	1.8000	7/31/2018	383,369
80,000	American Express Credit Corp.	2.2500	8/15/2019	81,665
215,000	American Express Credit Corp.	2.2500	5/5/2021	218,814
150,000	Bantrab Senior Trust	9.0000	11/14/2020	133,050
200,000	Fondo MIVIVIENDA SA	3.3750	4/2/2019	205,980
600,000	Fondo MIVIVIENDA SA	3.3750	4/2/2019	617,940
959,950	Guanay Finance Ltd.	6.0000	12/15/2020	952,750
410,697	Interoceanica IV Finance Ltd. **	—	11/30/2018	398,632
200,000	Magnesita Finance Ltd.	8.6250	Perpetual	150,500
245,000	National Rural Utilities Cooperative Finance Corp.	2.0000	1/27/2020	250,045
295,000	National Rural Utilities Cooperative Finance Corp.	2.3000	11/15/2019	304,119
414,506	Peru Enhanced Pass-Through Finance Ltd. **	—	5/31/2018	404,081
165,000	Synchrony Financial	3.0000	8/15/2019	167,750
600,000	Tanner Servicios Financieros SA	4.3750	3/13/2018	601,500
				5,139,135
	ELECTRIC - 0.6%
200,000	Abengoa Transmision Sur SA	6.8750	4/30/2043	208,000
200,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad It (c)	7.9500	5/11/2026	208,000
200,000	AES El Salvador Trust II	6.7500	3/28/2023	172,000
175,000	Berkshire Hathaway Energy Co.	6.5000	9/15/2037	240,554
400,000	Colbun SA	6.0000	1/21/2020	442,638
200,000	Comision Federal de Electricidad	4.8750	5/26/2021	213,250
380,000	Duke Energy Corp.	1.6250	8/15/2017	381,921
105,000	Duke Energy Progress LLC	4.1500	12/1/2044	115,626
90,000	Exelon Corp.	3.4000	4/15/2026	94,061
200,000	Inkia Energy Ltd.	8.3750	4/4/2021	210,000
450,000	Israel Electric Corp Ltd. (d)	2.4991	1/17/2018	446,851
200,000	Israel Electric Corp Ltd.	5.6250	6/21/2018	211,800
190,276	Mexico Generadora de Energia S de rl	5.5000	12/6/2032	182,665
20,000	NRG Energy, Inc. (c)	7.2500	5/15/2026	19,900
600,000	Southern Co.	2.4500	9/1/2018	614,434
				3,761,700
	ENGINEERING & CONSTRUCTION - 0.1%
200,000	Aeropuertos Internacional de Tocumen SA	5.7500	10/9/2023	209,000
200,000	Aeropuertos Dominicanos Siglo XXI SA	9.7500	11/13/2019	212,900
300,000	OAS Financial Ltd.* (c,g)	8.8750	Perpetual	3,450
25,000	SBA Communications Corp. Class A	5.6250	10/1/2019	25,813
				451,163
	ENTERTAINMENT - 0.0% ^
15,000	GLP Capital LP / GLP Financing II, Inc.	5.3750	4/15/2026	15,450
15,000	Regal Entertainment Group Class A	5.7500	3/15/2022	15,338
25,000	Scientific Games International, Inc. (c)	7.0000	1/1/2022	25,125
20,000	WMG Acquisition Corp. (c)	6.7500	4/15/2022	20,150
				76,063

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal Amount
($)		Yield (#)	Maturity	Value
	ENVIRONMENTAL CONTROL - 0.0% ^
$120,000	Waste Management, Inc.	4.1000	3/1/2045	$130,957

	FOOD - 0.6%
250,000	Corp. Azucarera del Peru SA	6.3750	8/2/2022	230,750
500,000	Cosan Overseas Ltd.	8.2500	Perpetual	472,500
390,000	General Mills, Inc.	2.2000	10/21/2019	399,354
30,000	JBS USA LLC / JBS USA Finance, Inc. (c)	5.7500	6/15/2025	28,200
95,000	Kraft Heinz Foods Co. (c)	1.6000	6/30/2017	95,319
420,000	Kraft Heinz Foods Co. (c)	2.0000	7/2/2018	425,279
265,000	Kroger Co.	2.2000	1/15/2017	266,639
145,000	Kroger Co.	3.4000	4/15/2022	155,108
75,000	Kroger Co.	6.1500	1/15/2020	86,335
200,000	Marfrig Holdings Europe BV (c)	8.0000	6/8/2023	204,100
500,000	Minerva Luxembourg SA (d)	8.7500	Perpetual	502,500
200,000	Pesquera Exalmar SAA (c)	7.3750	1/31/2020	150,250
200,000	Pesquera Exalmar SAA	7.3750	1/31/2020	150,250
10,000	Pilgrim’s Pride Corp. (c)	5.7500	3/15/2025	9,975
15,000	Post Holdings, Inc.	7.3750	2/15/2022	15,769
10,000	TreeHouse Foods, Inc. (c)	6.0000	2/15/2024	10,600
275,000	Tyson Foods, Inc.	3.9500	8/15/2024	296,847
				3,499,775
	FOREIGN GOVERNMENT - 0.2%
600,000	Instituto Costarricense de Electricidad	6.9500	11/10/2021	621,000
256,000	Mexico Government International Bond	4.0000	10/2/2023	275,597
500,000	Nacional Financiera SNC	3.3750	11/5/2020	509,500
				1,406,097
	FOREST PRODUCTS & PAPER - 0.2%
125,000	Celulosa Arauco y Constitucion SA	5.0000	1/21/2021	134,549
200,000	Celulosa Arauco y Constitucion SA	7.2500	7/29/2019	226,762
290,000	Georgia-Pacific LLC (c)	3.6000	3/1/2025	310,175
600,000	Inversiones CMPC SA	4.7500	1/19/2018	621,327
				1,292,813
	GAS - 0.1%
241,727	Fermaca Enterprises S de RL de CV	6.3750	3/30/2038	240,519
100,000	National Gas Co. of Trinidad & Tobago Ltd.	6.0500	1/15/2036	103,500
				344,019
	HAND / MACHINE TOOLS - 0.0% ^
30,000	Milacron LLC/Mcron Finance Corp. (c)	7.7500	2/15/2021	30,900

	HEALTHCARE - PRODUCTS - 0.2%
325,000	Covidien International Finance SA	6.0000	10/15/2017	345,520
185,000	Thermo Fisher Scientific, Inc.	2.1500	12/14/2018	187,102
215,000	Thermo Fisher Scientific, Inc.	3.3000	2/15/2022	223,061
505,000	Zimmer Biomet Holdings, Inc.	1.4500	4/1/2017	505,322
15,000	Zimmer Biomet Holdings, Inc.	2.7000	4/1/2020	15,182
				1,276,187
	HEALTHCARE - SERVICES - 0.3%
225,000	Aetna, Inc.	1.9000	6/7/2019	227,923
20,000	Anthem, Inc.	1.8750	1/15/2018	20,113
502,000	Anthem, Inc.	2.3000	7/15/2018	509,221
25,000	Centene Corp. (c)	5.6250	2/15/2021	26,063
25,000	HCA, Inc.	5.8750	2/15/2026	25,938
505,000	Laboratory Corp. of America Holdings	2.5000	11/1/2018	512,992
110,000	Laboratory Corp. of America Holdings	4.7000	2/1/2045	117,408
25,000	MPH Acquisition Holdings LLC (c)	7.1250	6/1/2024	26,250
10,000	RegionalCare Hospital Partners Holdings, Inc. (c)	8.2500	5/1/2023	10,250
30,000	Select Medical Corp.	6.3750	6/1/2021	28,800
30,000	Tenet Healthcare Corp.	6.7500	6/15/2023	28,725
				1,533,683
	HOLDING COMPANIES - DIVERSIFIED - 0.2%
25,000	Argos Merger Sub, Inc. (c)	7.1250	3/15/2023	25,750
650,000	Hutchison Whampoa International 12 Ltd. (d)	6.0000	Perpetual	669,500
543,000	MUFG Americas Holdings Corp.	1.6250	2/9/2018	543,513
				1,238,763

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal Amount
($)		Yield (#)	Maturity	Value
	HOME EQUITY ABS - 0.8%
$505,695	Bayview Financial Acquisition Trust 2007-A 1A5 (f)	6.1010	5/28/2037	$507,420
3,383,839	GSAA Home Equity Trust 2006-18 AF6 (f)	5.6816	11/25/2036	1,722,141
264,152	GSAA Home Equity Trust 2007-10 A1A	6.0000	11/25/2037	225,247
273,998	Morgan Stanley ABS Capital I, Inc. Trust 2005-WMC3 M3 (d)	1.1583	3/25/2035	273,336
2,412,123	Nomura Home Equity Loan Trust Series 2007-1 2A2 (d)	0.5333	2/25/2037	1,767,050
				4,495,194
	HOUSEHOLD PRODUCTS / WARES - 0.0% ^
20,000	Spectrum Brands. Inc. (c)	5.7500	7/15/2025	20,825
5,000	Spectrum Brands. Inc.	5.7500	7/15/2025	5,206
				26,031
	HOUSEWARES - 0.1%
340,000	Newell Brands, Inc.	2.6000	3/29/2019	348,902
35,000	Newell Brands, Inc.	3.1500	4/1/2021	36,462
				385,364
	INSURANCE - 0.2%
320,000	Berkshire Hathaway Finance Corp.	1.7000	3/15/2019	325,228
215,000	Liberty Mutual Group, Inc. (c)	6.5000	5/1/2042	260,393
375,000	Metropolitan Life Global Funding I (c)	1.5000	1/10/2018	377,162
140,000	TIAA Asset Management Finance Co. LLC (c)	2.9500	11/1/2019	143,424
				1,106,207
	INTERNET - 0.1%
365,000	Amazon.com, Inc.	2.6000	12/5/2019	380,717
50,000	Amazon.com, Inc.	3.8000	12/5/2024	56,042
400,000	Tencent Holdings Ltd.	2.8750	2/11/2020	410,361
				847,120
	INVESTMENT COMPANIES - 0.2%
200,000	GrupoSura Finance SA (c)	5.5000	4/29/2026	208,500
700,000	GrupoSura Finance SA	5.7000	5/18/2021	749,700
				958,200
	IRON / STEEL - 0.0% ^
20,000	Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. (c)	6.3750	5/1/2022	19,125

	LEISURE TIME - 0.0% ^
25,000	NCL Corp. Ltd. (c)	5.2500	11/15/2019	25,250
15,000	Sabre GLBL, Inc. (c)	5.2500	11/15/2023	15,263
20,000	Viking Cruises Ltd. (c)	8.5000	10/15/2022	17,050
				57,563
	LODGING - 0.0% ^
5,000	MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc. (c)	5.6250	5/1/2024	5,288
15,000	Station Casinos LLC	7.5000	3/1/2021	15,881
				21,169
	MACHINERY - CONSTRUCTION & MINING - 0.1%
300,000	Caterpillar Financial Services Corp.	1.7000	6/16/2018	303,823
25,000	Terex Corp.	6.0000	5/15/2021	25,031
				328,854
	MACHINERY - DIVERSIFIED - 0.1%
355,000	John Deere Capital Corp.	1.6000	7/13/2018	358,576

	MEDIA - 0.3%
45,000	21st Century Fox America, Inc.	4.7500	9/15/2044	49,855
5,000	CCO Holdings LLC / CCO Holdings Capital Corp. (c)	5.1250	5/1/2023	5,028
15,000	CCO Holdings LLC / CCO Holdings Capital Corp.	5.2500	9/30/2022	15,394
25,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. (c)	6.3750	9/15/2020	25,420
150,000	Comcast Corp.	4.4000	8/15/2035	169,200
165,000	Comcast Corp.	5.8750	2/15/2018	177,703
165,000	Comcast Corp.	6.5000	1/15/2017	169,839
10,000	CSC Holdings LLC	5.2500	6/1/2024	9,100
200,000	Globo Comunicacao e Participacoes S.A. (f)	5.3070	5/11/2022	202,000
15,000	Gray Television, Inc. (c)	5.8750	7/15/2026	15,038
15,000	Gray Television, Inc.	7.5000	10/1/2020	15,638
25,000	Sinclair Television Group Inc. (c)	5.6250	8/1/2024	25,563
25,000	Sirius XM Radio, Inc. (c)	5.3750	7/15/2026	24,813
31,000	TEGNA, Inc. (c)	4.8750	9/15/2021	31,775
405,000	Thomson Reuters Corp.	1.3000	2/23/2017	405,069
20,000	Tribune Media Co. (c)	5.8750	7/15/2022	19,850

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal Amount
($)		Yield (#)	Maturity	Value
	MEDIA - 0.3% (Continued)
$400,000	TV Azteca SAB de CV	7.6250	9/18/2020	$250,000
250,000	VTR Finance BV	6.8750	1/15/2024	249,245
				1,860,530
	MINING - 0.2%
300,000	Cia Minera Ares SAC	7.7500	1/23/2021	311,625
200,000	Freeport-McMoRan, Inc.	5.4500	3/15/2043	160,500
15,000	Lundin Mining Corp. (c)	7.5000	11/1/2020	15,300
200,000	Southern Copper Corp.	3.5000	11/8/2022	198,599
150,000	Southern Copper Corp.	6.7500	4/16/2040	154,669
200,000	Vedanta Resources PLC	6.0000	1/31/2019	170,750
300,000	Vedanta Resources PLC (c)	7.1250	5/31/2023	227,250
100,000	Volcan Cia Minera SAA	5.3750	2/2/2022	89,500
				1,328,193
	MISCELLANEOUS MANUFACTURING - 0.0% ^
25,000	Gates Global LLC / Gates Global Co. (c)	6.0000	7/15/2022	21,875

	MULTI - NATIONAL - 0.1%
700,000	Banco Latinoamericano de Comercio Exterior SA	3.2500	5/7/2020	703,500

	MUNICIPAL - 0.9%
5,400,000	Commonwealth of Puerto Rico	8.0000	7/1/2035	3,597,750
80,000	New York State Dormitory Authority	5.0000	3/15/2033	99,346
1,405,000	Puerto Rico Commonwealth Government Employees Retirement System	6.2000	7/1/2040	547,950
2,500,000	Puerto Rico Commonwealth Government Employees Retirement System	6.3000	7/1/2043	975,000
70,000	State of California	5.0000	8/1/2033	86,835
				5,306,881
	OFFICE / BUSINESS EQUIPMENT - 0.1%
500,000	Xerox Corp.	2.9500	3/15/2017	504,331

	OIL & GAS - 1.1%
80,000	Apache Corp.	4.7500	4/15/2043	82,245
300,000	Bharat Petroleum Corp Ltd.	4.6250	10/25/2022	323,640
330,000	BP Capital Markets PLC	1.6740	2/13/2018	332,531
30,000	BP Capital Markets PLC	1.6760	5/3/2019	30,241
125,000	BP Capital Markets PLC	3.0620	3/17/2022	129,158
20,000	BP Capital Markets PLC	3.1190	5/4/2026	20,429
170,000	Chevron Corp.	1.5610	5/16/2019	171,903
109,000	Chevron Corp.	1.7900	11/16/2018	110,458
300,000	CNOOC Finance 2015 Australia Pty Ltd.	2.6250	5/5/2020	302,765
300,000	Delek & Avner Tamar Bond Ltd. (c)	3.8390	12/30/2018	306,000
800,000	Delek & Avner Tamar Bond Ltd. (c)	4.4350	12/30/2020	830,000
250,000	Ecopetrol SA	5.8750	5/28/2045	217,250
10,000	Energy XXI Gulf Coast, Inc. * (g)	7.5000	12/15/2021	1,100
20,000	Energy XXI Gulf Coast, Inc. * (g)	9.2500	12/15/2017	2,200
254,000	Energy XXI Gulf Coast, Inc. * (c,g)	11.0000	3/15/2020	101,600
75,000	EOG Resources, Inc.	4.1500	1/15/2026	82,108
25,000	EPL Oil & Gas, Inc. * (g)	8.2500	2/15/2018	2,625
40,000	Memorial Production Partners LP / Memorial Production Finance Corp.	6.8750	8/1/2022	20,000
35,000	Occidental Petroleum Corp.	3.4000	4/15/2026	36,914
750,000	ONGC Videsh Ltd.	3.2500	7/15/2019	770,775
200,000	ONGC Videsh Ltd.	4.6250	7/15/2024	213,463
250,000	Pacific Exploration and Production Corp. (c)	5.1250	3/28/2023	46,250
150,000	Pacific Exploration and Production Corp.	5.1250	3/28/2023	27,750
200,000	Pacific Exploration and Production Corp. (c)	5.3750	1/26/2019	37,000
350,000	Pacific Exploration and Production Corp.	5.3750	1/26/2019	64,750
50,000	Petroleos Mexicanos (d)	2.6529	7/18/2018	49,884
300,000	Petroleos Mexicanos	5.5000	1/21/2021	317,670
235,000	Petroleos Mexicanos	5.6250	1/23/2046	214,203
800,000	Petronas Global Sukuk Ltd.	2.7070	3/18/2020	809,042
5,000	Phillips 66	4.8750	11/15/2044	5,458
75,000	Phillips 66	5.8750	5/1/2042	90,060
10,000	Sanchez Energy Corp.	6.1250	1/15/2023	7,725
380,000	SandRidge Energy, Inc. * (c,g)	8.7500	6/1/2020	155,800
265,000	Shell International Finance BV	1.3750	5/10/2019	265,921
500,000	Sinopec Group Overseas Development 2015 Ltd.	2.5000	4/28/2020	505,394
				6,684,312

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal Amount
($)		Yield (#)	Maturity	Value
	OIL & GAS SERVICES - 0.0% ^
$65,000	Schlumberger Holdings Corp. (c)	2.3500	12/21/2018	$66,268

	OTHER ABS - 11.8%
750,000	Anchorage Capital CLO 4 Ltd. 2014-4A A1A (c,d)	2.0844	7/28/2026	746,180
500,000	Anchorage Capital CLO 5 Ltd 2014-5A A (c,d)	2.2284	10/15/2026	497,555
800,000	Apidos CDO V 2007-5A B (c,d)	1.3284	4/15/2021	766,831
1,365,000	Apidos CLO XVI 2013-16A A1 (c,d)	2.0831	1/19/2025	1,362,383
250,000	Apidos CLO XVIII 2014-18A C (c,d)	4.2851	7/22/2026	236,744
250,000	Apidos CLO XVIII 2014-18A D (c,d)	5.8351	7/22/2026	208,938
625,000	Arbor Realty Collateralized Loan Obligation 2015-FL2 Ltd. (c,d)	5.4421	9/15/2025	561,375
985,438	Ares IIR/IVR CLO Ltd. 2007-3RA A2 (c,d)	0.8529	4/16/2021	976,188
720,326	Ares XXX CLO Ltd. 2014-30A A2 (c,d)	1.4844	4/20/2023	713,226
145,907	Atrium V 5A A2A (c,d)	0.8556	7/20/2020	145,758
449,527	AVANT Loans Funding Trust 2016-B (c)	3.9200	8/15/2019	450,585
172,729	Babson CLO, Inc. 2007- 1A A2A (c,d)	0.8479	1/18/2021	172,669
31,405	Babson CLO, Inc. 2007- 1X A2A (c,d)	0.5302	1/18/2021	31,394
250,000	Babson CLO Ltd. 2013-IA A (c,d)	1.7344	4/20/2025	247,405
250,000	Baker Street Funding CLO 2005-1A B (c,d)	1.1025	12/15/2018	249,065
3,371,978	Bayview Opportunity Master Fund IIIa RPL Trust 2015-1 A (c,f)	3.8441	1/28/2030	3,384,657
250,000	Birchwood Park CLO Ltd. 2014-1A C2 (c,d)	3.7784	7/15/2026	250,075
142,911	Blue Elephant Loan Trust 2015-1 A (c)	3.1200	12/15/2022	142,829
700,000	Blue Elephant Loan Trust 2015-1 B (c)	5.5600	12/15/2022	701,108
500,000	BlueMountain CLO 2012-1A Ltd. A (c,d)	1.9544	7/20/2023	498,795
1,000,000	BlueMountain CLO 2012-2A Ltd. A1 (c,d)	2.0556	11/20/2024	999,781
1,000,000	BlueMountain CLO Ltd. 2014-3A A1 (c,d)	2.1084	10/15/2026	1,000,152
500,000	BlueMountain CLO Ltd. 2014-4A B1 (c,d)	3.0741	11/30/2026	500,417
3,500,000	BlueMountain CLO Ltd. 2015-3A A1 (c,d)	2.1144	10/20/2027	3,490,025
56,951	Bluemountain CLO III Ltd. 2007-3A A1B (c,d)	0.9064	3/17/2021	56,456
991,290	Callidus Debt Partners CLO Fund VI Ltd. 6A A1T (c,d)	0.8981	10/23/2021	976,443
250,000	Canyon Capital CLO 2012-1A C (c,d)	3.4284	1/15/2024	238,671
2,730,000	Carlyle Global Market Strategies CLO 2012-2 Ltd. (c,d)	1.9344	7/20/2023	2,719,506
935,000	Carlyle Global Market Strategies CLO 2012-4 Ltd. (c,d)	2.0244	1/20/2025	933,965
1,000,000	Carlyle Global Market Strategies CLO 2015-1 Ltd. (c,d)	2.1644	4/20/2027	998,373
199,094	Carlyle High Yield Partners IX Ltd. 2006-9A A1 (c,d)	0.8961	8/1/2021	196,600
88,532	Carlyle High Yield Partners VIII Ltd. 2006-8A A2A (c,d)	0.8939	5/21/2021	88,114
1,041,252	Carlyle High Yield Partners X Ltd. 2007-10A A1 (c,d)	0.8581	4/19/2022	1,017,626
897,768	Carlyle High Yield Partners X Ltd. 2007-10A A2A (c,d)	0.8481	4/19/2022	882,277
1,000,000	Catarmaran CLO Ltd. 2015-1A A (c,d)	2.1851	4/22/2027	991,049
500,000	CENT CLO 19 Ltd. 2013-19A A1A (c,d)	1.9684	10/29/2025	494,870
16,683	CIFC Funding 2007-I Ltd. (c,d)	0.8896	5/10/2021	16,562
688,429	Citi Held For Asset Issuance 2015-PM1 A (c)	1.8500	12/15/2021	686,759
2,275,849	Citicorp Residential Mortgage Trust Series 2007-2 A4 (f)	5.4359	6/25/2037	2,350,653
932,287	Citigroup Mortgage Loan Trust 2007-WFHE2 A3 (d)	0.6333	3/25/2037	919,617
334,094	Consumer Credit Origination Loan Trust 2015-1 A (c)	2.8200	3/15/2021	336,325
2,000,000	Consumer Credit Origination Loan Trust 2015-1 B (c)	5.2100	3/15/2021	1,945,904
62,512	Countrywide Asset-Backed Certificates 2005-15 1AF6 (d)	4.3293	4/25/2036	63,682
250,000	Dorchester Park CLO Ltd. 2015-1A C (c,d)	3.8344	1/20/2027	250,267
250,000	Dorchester Park CLO Ltd. 2015-1A D (c,d)	4.1844	1/20/2027	236,756
500,000	Dryden XVI-Leveraged Loan CDO 2006-16A A2 (c,d)	1.0144	10/20/2020	499,655
827,819	Eaton Vance CDO VIII Ltd. 2006-8A A (c,d)	0.8761	8/15/2022	811,765
1,000,000	Eaton Vance CDO VIII Ltd. 2006-8A B (c,d)	1.2761	8/15/2022	937,135
250,000	Emerson Park CLO Ltd. 2013-1A C1 (c,d)	3.3784	7/15/2025	243,928
250,000	Flatiron CLO Ltd. 2014-1A C (c,d)	3.9329	7/17/2026	207,695
103,545	Four Corners CLO III Ltd. 2006-3A A (c,d)	0.8851	7/22/2020	103,130
429,788	Galaxy XI CLO Ltd. 2011-11A A (c,d)	1.9256	8/20/2022	428,718
900,000	Galaxy XVIII CLO Ltd. 2014-18A A (c,d)	2.0984	10/15/2026	893,702
62,742	Golden Knight CDO Ltd./Golden Knight CDO Corp. 2007-2A (c,d)	0.8684	4/15/2019	62,726
250,000	Halcyon Loan Advisors Funding 2013-2 Ltd. 2013-2A C (c,d)	3.3366	8/1/2025	220,404
250,000	Halcyon Loan Advisors Funding 2013-2 Ltd. 2013-2A D (c,d)	4.4366	8/1/2025	193,106
300,000	Halcyon Loan Advisors Funding 2014-1 Ltd. 2014-1A A1 (c,d)	2.1629	4/18/2026	294,411
152,150	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-D 2A2 (d)	0.5633	11/25/2036	151,411
49,660	JP Morgan Mortgage Acquisition Trust 2007-CH5 A3 (d)	0.5633	5/25/2037	49,297
257,296	LCM IX LP 9A A (c,d)	1.8296	7/14/2022	257,098
250,000	LCM XII LP 12A DR (c,d)	4.3331	10/19/2022	235,468
250,000	LCM XV LP 15A C (c,d)	3.7623	8/25/2024	250,029

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal Amount
($)		Yield (#)	Maturity	Value
	OTHER ABS - 11.8% (Continued)
$750,000	LCM XVI LP 16A A (c,d)	2.1284	7/15/2026	$748,325
1,000,000	Madison Park Funding X Ltd. 2012-10A A1A (c,d)	2.0044	1/20/2025	999,102
250,000	Madison Park Funding XIII Ltd. 2014-13 A D (c,d)	3.9831	1/19/2025	234,061
28,934	Mountain Captial CLO VI Ltd. 2007-6A A (c,d)	0.8731	4/25/2019	28,923
346,282	Mountain View CLO II Ltd. 2006-2A A1 (c,d)	0.8808	1/12/2021	343,848
62,336	MT Wilson CLO II Ltd. 2007-2A A1 (c,d)	0.8588	7/11/2020	62,326
3,000,000	Nationstar HECM Loan Trust 2016-2A A (c)	2.2394	6/25/2026	2,999,997
83,757	Nautique Funding Ltd. 2006-1A A1A (c,d)	0.8784	4/15/2020	83,464
250,000	NewMark Capital Funding 2013-1A A2 Ltd. (c,d)	1.8058	6/2/2025	245,230
216,029	NYLIM Flatiron CLO 2006-1A A1 Ltd. (c,d)	0.8718	8/8/2020	215,109
1,000,000	NYLIM Flatiron CLO 2006-1A Ltd. A2B (c,d)	0.9518	8/8/2020	995,613
206,436	OCP CLO Ltd. 2012-2A A2 (c,d)	2.1339	11/22/2023	205,771
808,566	OneMain Financial Issuance Trust 2014-1A A (c)	2.4300	6/18/2024	809,462
1,000,000	OneMain Financial Issuance Trust 2015-1 2015-1A A (c)	3.1900	3/18/2026	1,010,299
252,449	Pacific Bay CDO Ltd. 2003-1A A2 (c,d)	1.6808	11/4/2038	244,749
121,628	Pacifica CDO VI Corp. 2006-6A A1A (c,d)	0.8661	8/15/2021	120,667
229,940	Prospect Park CDO Ltd. 2006-1A A (c,d)	0.8784	7/15/2020	229,789
413,114	RAMP Series 2006-RS4 A3 Trust (d)	0.6233	7/25/2036	403,442
1,000,000	Regatta VI Funding Ltd 2016-1A X (c,d)	1.6284	7/20/2028	1,000,775
1,000,000	Silverado CLO 2006-II Ltd 2006-2A A1J (c,d)	0.9829	10/16/2020	982,133
500,000	Sound Harbor Loan Fund 2014-1 Ltd 2014-1A A1 (c,d)	2.1366	10/30/2026	497,485
2,769,117	SpringCastle America Funding LLC 2014-AA A (c)	2.7000	5/25/2023	2,778,533
750,000	Symphony CLO XI Ltd. 2013-11A A (c,d)	1.9329	1/17/2025	747,044
250,000	Symphony CLO XI Ltd. 2013-11A C (c,d)	3.7829	1/17/2025	250,000
1,000,000	Venture XVI CLO Ltd 2014-16A A1L (c,d)	2.1284	4/15/2026	994,613
1,000,000	Venture XVII CLO Ltd. 2014-17A A (c,d)	2.1084	7/15/2026	992,685
250,000	Venture XVII CLO Ltd. 2014-17A B2 (c,d)	2.7284	7/15/2026	247,606
1,000,000	Venture XXIII CLO Ltd 2016-23A A (c,d)	2.3048	7/19/2028	1,000,000
2,457,489	VOLT XXII LLC 2015-NPL4 A1 (c,f)	3.5000	2/25/2055	2,443,710
3,904,911	VOLT XXX LLC 2015-NPL1 A1 (c,f)	3.6250	10/25/2057	3,885,855
795,619	Voya CLO 2012-1 Ltd. (c,d)	1.8556	3/14/2022	793,966
766,309	Wasatch Ltd. 2006-1A Cl A1B (c,d)	0.8661	11/14/2022	744,144
500,000	Washington Mill CLO Ltd. 2014-1A A1 (c,d)	2.1344	4/20/2026	493,501
209,923	Westwood CDO Ltd. 2006-1X A1 (c,d)	0.5655	3/25/2021	206,938
186,900	Westwood CDO II Ltd. 2007-2A A1 (c,d)	0.8581	4/25/2022	184,855
250,000	Zais CLO 2 Ltd.2014-2A A1A (c,d)	2.1381	7/25/2026	245,856
				69,044,164
	PACKAGING & CONTAINERS - 0.0% ^
15,000	Berry Plastics Corp.	5.5000	5/15/2022	15,356
25,000	Plastipak Holdings, Inc. (c)	6.5000	10/1/2021	25,500
				40,856
	PHARMACEUTICALS - 0.5%
365,000	AbbVie, Inc.	1.8000	5/14/2018	367,562
149,000	AbbVie, Inc.	4.7000	5/14/2045	157,575
146,000	Actavis Funding SCS	2.3500	3/12/2018	147,990
145,000	AstraZeneca PLC	2.3750	11/16/2020	148,773
410,000	Cardinal Health, Inc.	1.9500	6/15/2018	414,752
115,000	Eli Lilly & Co	3.7000	3/1/2045	122,483
60,000	Express Scripts Holding Co.	2.2500	6/15/2019	60,975
300,000	Express Scripts Holding Co.	2.6500	2/15/2017	303,189
30,000	Express Scripts Holding Co.	3.4000	3/1/2027	30,100
80,000	Express Scripts Holding Co.	4.5000	2/25/2026	87,892
372,000	McKesson Corp.	1.2920	3/10/2017	372,704
60,000	Mylan NV (c)	2.5000	6/7/2019	60,797
135,000	Mylan NV (c)	3.1500	6/15/2021	136,937
15,000	Quintiles Transnational Corp. (c)	4.8750	5/15/2023	15,225
167,000	Teva Pharmaceutical Finance Co. BV	2.9500	12/18/2022	169,859
15,000	Vizient, Inc. (c)	10.3750	3/1/2024	16,088
				2,612,901
	PIPELINES - 0.4%
15,000	Energy Transfer Equity LP	5.5000	6/1/2027	14,100
145,000	Energy Transfer Partners LP	4.7500	1/15/2026	149,119
20,000	Energy Transfer Partners LP	5.2000	2/1/2022	21,071
90,000	Enterprise Products Operating LLC	3.7000	2/15/2026	93,659
350,000	Kinder Morgan Energy Partners LP	6.0000	2/1/2017	358,133

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal Amount
($)		Yield (#)	Maturity	Value
	PIPELINES - 0.4% (Continued)
$145,000	Kinder Morgan Energy Partners LP	6.9500	1/15/2038	$160,019
25,000	MPLX LP (c)	5.5000	2/15/2023	25,400
500,000	Oleoducto Central SA	4.0000	5/7/2021	488,500
142,980	Ras Laffan Liquefied Natural Gas Co Ltd. II	5.2980	9/30/2020	152,751
300,000	Transportadora de Gas Internacional SA ESP (c)	5.7000	3/20/2022	312,750
700,000	Transportadora de Gas Internacional SA ESP	5.7000	3/20/2022	729,750
20,000	Williams Partners LP / ACMP Finance Corp.	4.8750	3/15/2024	19,221
				2,524,473
	REITS - 0.2%
130,000	Boston Properties LP	4.1250	5/15/2021	141,723
318,000	Boston Properties LP	5.8750	10/15/2019	357,512
15,000	Equinix, Inc.	5.8750	1/15/2026	15,628
30,000	ESH Hospitality, Inc. (c)	5.2500	5/1/2025	29,213
15,000	Realogy Group LLC / Realogy Co-Issuer Corp. (c)	4.8750	6/1/2023	14,813
280,000	Simon Property Group LP	2.1500	9/15/2017	282,929
55,000	Simon Property Group LP	2.2000	2/1/2019	56,209
145,000	Simon Property Group LP	3.3000	1/15/2026	154,894
				1,052,921
	RETAIL - 0.2%
10,000	Asbury Automotive Group, Inc.	6.0000	12/15/2024	10,075
341,000	CVS Health Corp.	1.9000	7/20/2018	346,159
50,000	CVS Health Corp.	2.8750	6/1/2026	51,096
5,000	Dollar Tree, Inc. (c)	5.7500	3/1/2023	5,313
245,000	Home Depot, Inc.	2.0000	6/15/2019	251,874
100,000	Home Depot, Inc.	3.0000	4/1/2026	106,277
55,000	Home Depot, Inc.	3.3500	9/15/2025	59,939
20,000	Rite Aid Corp. (c)	6.1250	4/1/2023	21,350
25,000	Sally Holdings LLC / Sally Capital, Inc.	5.7500	6/1/2022	25,906
135,000	Wal-Mart Stores, Inc.	4.3000	4/22/2044	157,533
				1,035,522
	SEMICONDUCTORS - 0.0% ^
50,000	Intel Corp.	4.1000	5/19/2046	51,985
9,000	Lam Research Corp.	2.8000	6/15/2021	9,214
26,000	Lam Research Corp.	3.4500	6/15/2023	26,852
10,000	Micron Technology, Inc. (c)	5.2500	8/1/2023	8,575
4,000	Microsemi Corp. (c)	9.1250	4/15/2023	4,400
10,000	NXP BV / NXP Funding LLC (c)	4.1250	6/1/2021	10,150
				111,176
	SOFTWARE - 0.2%
25,000	Activision Blizzard, Inc. (c)	5.6250	9/15/2021	26,156
10,000	Cengage Learning, Inc. (c)	9.5000	6/15/2024	10,175
30,000	Ensemble S Merger Sub Inc. (c)	9.0000	9/30/2023	29,625
105,000	Fidelity National Information Services, Inc.	3.6250	10/15/2020	110,998
15,000	First Data Corp. (c)	5.7500	1/15/2024	14,888
15,000	First Data Corp. (c)	7.0000	12/1/2023	15,188
30,000	Infor US, Inc.	6.5000	5/15/2022	28,331
135,000	Microsoft Corp.	4.4500	11/3/2045	152,233
20,000	Open Text Corp. (c)	5.8750	6/1/2026	20,050
455,000	Oracle Corp.	2.2500	10/8/2019	469,068
195,000	Oracle Corp.	2.3750	1/15/2019	200,767
165,000	Oracle Corp.	4.1250	5/15/2045	170,081
15,000	Solera LLC / Solera Finance, Inc. (c)	10.5000	3/1/2024	15,769
				1,263,329
	STUDENT LOAN ABS - 0.2%
1,050,443	Access Group, Inc. 2007-A B (d)	1.2123	2/25/2037	897,222

	TECHNOLOGY - 0.1%
500,000	AXIATA SPV2 BHD	3.4660	11/19/2020	521,054

	TELECOMMUNICATIONS - 0.9%
390,000	AT&T, Inc.	2.3000	3/11/2019	398,300
110,000	AT&T, Inc.	3.4000	5/15/2025	112,520
20,000	AT&T, Inc.	4.1250	2/17/2026	21,485
200,000	Bharti Airtel Ltd.	4.3750	6/10/2025	209,606
525,000	British Telecommunications PLC	5.9500	1/15/2018	561,896
510,000	Cisco Systems, Inc.	1.6500	6/15/2018	516,631

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal Amount
($)		Yield (#)	Maturity	Value
	TELECOMMUNICATIONS - 0.9% (Continued)
$25,000	CommScope, Inc. (c)	5.0000	6/15/2021	$25,538
200,000	Digicel Group Ltd.	7.1250	4/1/2022	148,750
600,000	Digicel Ltd.	7.0000	2/15/2020	555,000
15,000	Embarq Corp.	7.9950	6/1/2036	15,019
15,000	Frontier Communications Corp. (c)	10.5000	9/15/2022	15,872
25,000	Intelsat Jackson Holdings SA	5.5000	8/1/2023	15,875
10,000	Intelsat Jackson Holdings SA (c)	8.0000	2/15/2024	9,850
25,000	Level 3 Communications, Inc.	5.7500	12/1/2022	25,313
800,000	Ooredoo Tamweel Ltd.	3.0390	12/3/2018	816,000
496,000	Orange SA	2.7500	2/6/2019	511,129
200,000	Sixsigma Networks Mexico SA de CV (c)	8.2500	11/7/2021	199,000
400,000	Telefonica Celular del Paraguay S.A.	6.7500	12/13/2022	402,000
440,000	Verizon Communications, Inc.	2.6250	2/21/2020	455,341
255,000	Verizon Communications, Inc.	4.4000	11/1/2034	262,942
				5,278,067
	TRANSPORTATION - 0.1%
25,000	Air Medical Merger Sub Corp. (c)	6.3750	5/15/2023	23,953
105,000	Burlington Northern Santa Fe LLC	4.5500	9/1/2044	120,768
115,000	FedEx Corp.	4.7500	11/15/2045	128,158
15,000	OPE KAG Finance Sub, Inc. (c)	7.8750	7/31/2023	14,775
				287,654
	U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.9%
241,359	Fannie Mae Pool AL4292 (e)	4.5000	4/1/2026	258,049
873,529	Fannie Mae Pool AS4281 (e)	3.0000	1/1/2035	918,279
1,510,664	Fannie Mae Pool AS4360 (e)	3.0000	1/1/2035	1,588,084
926,817	Fannie Mae Pool AS4645 (e)	3.0000	3/1/2045	962,695
100,358	Fannie Mae Pool MA1050 (e)	4.5000	3/1/2042	105,944
1,303,487	Freddie Mac Gold Pool G08622 (e)	3.0000	1/1/2045	1,352,583
287,422	Freddie Mac Gold Pool N70081 (e)	5.5000	7/1/2038	317,883
				5,503,517
	TREASURY SECURITIES - 8.1%
1,000,000	United States Treasury Note	0.5000	9/30/2016	1,000,385
1,210,000	United States Treasury Note	0.5000	11/30/2016	1,210,651
930,000	United States Treasury Note	0.5000	1/31/2017	930,445
2,800,000	United States Treasury Note	0.6250	5/31/2017	2,802,514
2,890,000	United States Treasury Note	0.7500	10/31/2017	2,897,000
2,100,000	United States Treasury Note	0.7500	1/31/2018	2,100,971
3,750,000	United States Treasury Note	0.8750	7/15/2017	3,752,949
3,850,000	United States Treasury Note	0.8750	11/30/2017	3,857,525
3,950,000	United States Treasury Note	1.0000	9/15/2017	3,970,828
3,650,000	United States Treasury Note	1.0000	12/31/2017	3,665,599
380,000	United States Treasury Note	1.0000	5/15/2018	382,850
65,000	United States Treasury Note	1.0000	11/30/2019	64,458
2,950,000	United States Treasury Note	1.6250	6/30/2020	3,033,659
1,120,000	United States Treasury Note	1.7500	3/31/2022	1,157,231
125,000	United States Treasury Note	1.8750	11/30/2021	130,166
3,120,000	United States Treasury Note	2.0000	11/30/2020	3,260,278
1,910,000	United States Treasury Note	2.0000	2/15/2025	1,998,338
2,370,000	United States Treasury Note	2.2500	3/31/2021	2,507,849
1,960,000	United States Treasury Note	2.2500	11/15/2024	2,090,769
100,000	United States Treasury Note	2.3750	8/15/2024	107,641
1,890,000	United States Treasury Note	2.5000	5/15/2024	2,052,791
2,365,000	United States Treasury Bond	2.7500	11/15/2042	2,601,684
1,420,000	United States Treasury Bond	3.0000	11/15/2044	1,632,668
				47,209,249

	TOTAL BONDS & NOTES (Cost - $402,644,522)			399,157,815

	SHORT-TERM INVESTMENTS - 11.5%
	U.S. TREASURY BILLS - 11.5%
28,000,000	United States Treasury Bill+ (a)	0.3000	7/21/2016	27,995,186
16,500,000	United States Treasury Bill+ (a)	0.4600	11/10/2016	16,472,092
11,000,000	United States Treasury Bill+ (a)	0.4200	1/5/2017	10,975,874
6,000,000	United States Treasury Bill+ (a)	0.5100	2/2/2017	5,981,820
6,000,000	United States Treasury Bill+ (a)	0.5500	4/27/2017	5,972,699
	TOTAL SHORT-TERM INVESTMENTS (Cost - $67,397,671)			67,397,671

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

TOTAL INVESTMENTS - 88.0% (Cost - $501,267,248) (h)	$515,179,793
OTHER ASSETS LESS LIABILITIES - 12.0%	69,924,068
TOTAL NET ASSETS - 100.0%	$585,103,861

ABS - Asset Backed Security

MBS - Mortgage Backed Security

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

*	Non-Income bearing.

#	Represents annualized yield at date of purchase for discount securities and coupon for coupon based securities.

^	Represents a percentage less than 0.05%

**	Zero coupon security. Payment received at maturity. Rate shown represents rate at date of purchase.

+	Held as collateral for the swap contract.

(a)	All or a portion of these investments is a holding of the AFES Fund Limited.

(b)	The value of these securities have been determined in good faith under the policies of the Board of Trustees at June 30, 2016.

(c)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2016, these securities amounted to $105,564,292 or 18.04% of net assets.

(d)	Variable rate security; the rate shown represents the rate at June 30, 2016.

(e)	Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal Home Loan Mortgage Corp., Federal National Mortgage Association, Freddie Mac and Fannie Mae currently operate under a federal conservatorship.

(f)	Step-Up Bond; the interest rate shown is the rate in effect as of June 30, 2016.

(g)	Security in default.

(h)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $529,012,550 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$18,245,136
Unrealized Depreciation:	(10,884,942)
Net Unrealized Appreciation:	$7,360,194

TOTAL RETURN SWAP CONTRACTS (a)
	Notional		Termination		Unrealized
Reference Entity	Amount	Interest Rate	Date	Counterparty	Appreciation
Barclays Bank PLC SWAP	$80,609,024	LIBOR + 1.20%	11/9/2016	Barclays Bank, Plc	$1,590,725

See accompanying notes to consolidated financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares				Value
	INVESTMENTS - 63.8%
	EXCHANGE TRADED FUNDS - 9.5%
	DEBT FUNDS - 5.6%
5,635	iShares iBoxx $ High Yield Corporate Bond ETF			$477,228
13,088	iShares iBoxx $ Investment Grade Corporate Bond ETF			1,606,290
180	iShares TIPS Bond ETF			21,001
				2,104,519
	EQUITY FUNDS - 3.9%
8,892	Consumer Staples Select Sector SPDR Fund			490,394
1,141	Health Care Select Sector SPDR Fund			81,832
16,870	Utilities Select Sector SPDR Fund			885,169
				1,457,395

	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,478,974)			3,561,914

	UNAFFILIATED TRADING COMPANIES ^ - 3.0%
4,249	Denali Global Discretionary Program - Class Denali* (a,b)			388,008
362	QMS Diversified Global Macro - Class QMS* (a,b)			97,750
2,272	Three Rock Global Macro Program - Class Three Rock* (a,b)			230,860
5,493	Willowbridge Praxis Futures Program - Class Willowbridge* (a,b)			384,442
	TOTAL UNAFFILIATEDTRADING COMPANIES (Cost - $1,109,590)			1,101,060

Principal
Amount ($)	STRUCTURED NOTE - 7.8%		Maturity
$26,000	Barclays Bank PLC Linked Note (a) * ^
	(Cost - $2,600,000)		1/28/2017	2,920,124
		Yield (c)
	SHORT-TERM INVESTMENTS - 43.5%
	CERTIFICATES OF DEPOSIT - 3.7%
375,000	Banco Del Estado De Chile	0.4000	7/15/2016	375,000
300,000	The Chiba Bank, Ltd.	0.5000	7/1/2016	300,000
340,000	The Shizuoka Bank, Ltd.	0.4800	7/28/2016	340,000
375,000	Sumitomo Mitsui Trust Bank, Ltd.	0.4100	7/15/2016	375,000
				1,390,000
	COMMERCIAL PAPER - 9.7%
300,000	Apple, Inc.	0.3600	7/22/2016	299,937
500,000	Bridgestone Americas, Inc.	0.3810	7/1/2016	500,000
435,000	CIBC World Markets Corp.	0.4000	7/8/2016	434,967
250,000	DCAT, LLC	0.6710	7/21/2016	249,907
450,000	Exxon Mobil Corporation	0.3700	7/7/2016	449,972
300,000	National Rural Utilities Cooperative Finance Corp.	0.3900	7/8/2016	299,978
620,000	Toronto Dominion Holdings (U.S.A.), Inc.	0.3900	7/8/2016	619,953
400,000	Victory Receivables Corporation	0.4510	7/6/2016	399,975
400,000	Working Capital Management Co. LP	0.5510	7/29/2016	399,829
				3,654,518
	DISCOUNT AGENCY NOTE - 20.5%
1,000,000	Federal Home Loan Banks	0.3660	7/29/2016	999,720
2,000,000	Federal Home Loan Banks	0.4510	10/12/2016	1,997,425
1,500,000	Federal Home Loan Banks	0.4590	10/21/2016	1,497,900
500,000	Federal Home Loan Banks	0.5010	8/19/2016	499,660
1,000,000	Federal Home Loan Banks	0.6020	8/9/2016	999,350
1,165,000	Federal Home Loan Mortgage Corp.	0.2000	7/1/2016	1,165,000
500,000	Federal Home Loan Mortgage Corp.	0.4560	8/12/2016	499,734
				7,658,789

See accompanying notes to consolidated financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal
Amount ($)		Yield (c)	Maturity	Value
	INVESTMENTS - 43.5% (Continued)
	U.S. TREASURY BILLS - 9.6%
1,100,000	US Treasury Bill (a) **	0.3200	7/21/2016	$1,099,800
1,000,000	US Treasury Bill (a) **	0.5100	3/30/2017	996,184
1,500,000	US Treasury Bill (a) **	0.5500	4/27/2017	1,493,250
				3,589,234

	TOTAL SHORT-TERM INVESTMENTS - (Cost - $16,292,541)			16,292,541

	TOTAL INVESTMENTS - 63.8% (Cost - $23,481,105) (d)			$23,875,639
	OTHER ASSETS LESS LIABILITIES - 36.2%			13,553,703
	TOTAL NET ASSETS - 100.0%			$37,429,342

ETF Exchange Traded Fund

^	Global Macro Strategies Ltd.

*	Non-Income producing.

**	Held as collateral for the swap contract.

(a)	All or a portion of these investments are a holding of the AGMS Fund Limited.

(b)	The value of these securities have been determined in good faith under the policies of the Board of Trustees at June 30, 2016.

(c)	Represents annualized yield at date of purchase for discount securities and coupon for coupon based securities.

(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $25,489,331 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$82,941
Unrealized Depreciation:	(722,662)
Net Unrealized Appreciation:	$(639,721)

	LONG FUTURES CONTRACTS
			Notional Value at	Unrealized
Contracts	Issue	Expiration	June 30, 2016	Appreciation/ (Depreciation)
1	Lean Hogs (a)	July-16	33,140	$(1,154)
6	Russell Mini Future	September-16	688,440	(8,536)
8	S&P 500 E-mini Future	September-16	836,100	(4,457)
20	US 2 Year Future	September-16	4,386,560	1,785
2	US 10 Year Note Future	September-16	265,968	1,882
	TOTAL UNREALZED DEPRECIATION ON LONG FUTURES CONTRACTS			$(10,480)

TOTAL RETURN SWAP CONTRACTS (a)

	Notional		Termination
Reference Entity	Amount	Interest Rate	Date	Counterparty	Unrealized Appreciation
Barclays Bank PLC SWAP	$3,622,566	LIBOR+1.20%	11/9/2016	Barclays Bank Plc.	$42,164

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares				Value
	INVESTMENTS - 91.8%
	UNAFFILIATED TRADING COMPANIES - 2.6%
14,325	Abraham Diversified Program Class* (a,b)			$1,941,031
11,551	Capital Discus Program Class CFM DTP* (a,b)			939,129
11,554	Lynx Trading Program Class* (a,b)			1,019,024
5,155	Quantitative Global Program Class* (a,b)			691,169
4,206	Winton Diversified Program Class* (a,b)			1,521,154
	TOTAL UNAFFILIATED TRADING COMPANIES (Cost - $5,126,111)			6,111,507
Principal
Amount ($)			Maturity
	STRUCTURED NOTE - 6.0%
$64,000	Barclays Bank PLC Linked Note (a)*		1/28/2017	14,192,200
	TOTAL STRUCTURED NOTE (Cost - $6,400,000)

	SHORT-TERM INVESTMENTS - 83.2%
	CERTIFICATES OF DEPOSIT - 8.5%	Yield (c)
3,300,000	Banco del Estado de Chile	0.4000	7/15/2016	3,300,000
3,250,000	The Chiba Bank, Ltd.	0.5000	7/1/2016	3,250,000
5,000,000	The Norinchukin Bank	0.4200	7/8/2016	5,000,000
3,500,000	The Shizuoka Bank, Ltd.	0.4800	7/28/2016	3,500,000
5,000,000	Sumitomo Mitsui Trust Bank Ltd.	0.4100	7/15/2016	5,000,000
	TOTAL CERTIFICATES OF DEPOSIT (Cost - $20,050,000)			20,050,000

	COMMERCIAL PAPER - 26.8%
5,000,000	Apple, Inc.	0.3600	7/22/2016	4,998,950
8,200,000	Bridgestone Americas, Inc.	0.3800	7/1/2016	8,200,000
5,000,000	CIBC World Markets Corp.	0.4000	7/8/2016	4,999,624
3,300,000	DCAT, LLC	0.6610	7/1/2016	3,300,000
4,900,000	Exxon Mobil Corporation	0.3700	7/7/2016	4,899,697
8,200,000	General Electric Company	0.3500	7/1/2016	8,200,000
3,300,000	National Rural Utilities Cooperative Finance Corp.	0.3900	7/8/2016	3,299,758
6,800,000	Toronto Dominion Holdings (U.S.A.), Inc.	0.3900	7/8/2016	6,799,484
5,000,000	Victory Receivables Corporation	0.4510	7/6/2016	4,999,688
5,100,000	Wal-Mart Stores, Inc.	0.3700	7/12/2016	5,099,423
5,100,000	Working Capital Management Co. LP	0.4200	7/1/2016	5,097,818
3,100,000	Working Capital Management Co. LP	0.5510	7/29/2016	3,100,000
	TOTAL COMMERCIAL PAPER (Cost - $62,994,442)			62,994,442

	DISCOUNT AGENCY NOTES - 33.6%
2,160,000	Federal Farm Credit Banks	0.2030	7/1/2016	2,160,000
10,000,000	Federal Home Loan Bank	0.3440	7/8/2016	9,999,331
10,000,000	Federal Home Loan Bank	0.3660	7/29/2016	9,997,200
8,000,000	Federal Home Loan Bank	0.4460	11/9/2016	7,987,045
10,000,000	Federal Home Loan Bank	0.4510	10/12/2016	9,987,125
4,200,000	Federal Home Loan Bank	0.4590	10/21/2016	4,194,120
4,000,000	Federal Home Loan Bank	0.5010	8/19/2016	3,997,278
10,000,000	Federal Home Loan Bank	0.5100	9/16/2016	9,989,306
5,000,000	Federal Home Loan Bank	0.6020	8/9/2016	4,996,750
3,400,000	Freddie Mac Discount Notes	0.2000	7/1/2016	3,400,000
8,000,000	Freddie Mac Discount Notes	0.4360	9/23/2016	7,991,880
4,000,000	Freddie Mac Discount Notes	0.4560	8/12/2016	3,997,877
	TOTAL DISCOUNT AGENCY NOTES (Cost - $78,697,912)			78,697,912

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2016

Principal
Amount ($)		Yield (c)	Maturity	Value
	U.S. TREASURIES - 14.3%
3,000,000	U.S. Treasury Bills (a) **	0.4200	1/5/2017	2,993,420
5,500,000	U.S. Treasury Bills (a) **	0.4600	11/10/2016	5,490,723
4,500,000	U.S. Treasury Bills (a) **	0.4700	10/13/2016	4,493,890
6,000,000	U.S. Treasury Bills	0.5000	9/1/2016	5,986,184
8,500,000	U.S. Treasury Bills (a) **	0.5200	2/2/2017	8,473,975
6,000,000	U.S. Treasury Bills (a) **	0.5500	4/27/2017	5,973,000
	TOTAL U.S. TREASURIES (Cost - $33,411,192)			33,411,192

	TOTAL SHORT-TERM INVESTMENTS (Cost - $195,153,546)			195,153,546

	TOTAL INVESTMENTS - 91.8% (Cost - $206,679,657) (d)			$215,457,253
	OTHER ASSETS LESS LIABILITIES - 8.2%			19,204,971
	TOTAL NET ASSETS - 100.0%			$234,662,224

*	Non-Income bearing.

**	Held as collateral for total return swap contracts.

(a)	All or a portion of these investments is a holding of the consolidated AMFS Fund Limited.

(b)	The value of these securities have been determined in good faith under the policies of the Board of Trustees at June 30, 2016.

(c)	Represents annualized yield at date of purchase for discount securities, and coupon for coupon based securities.

(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $167,728,539 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$—

TOTAL RETURN SWAPS CONTRACTS (a)

	Notional		Termination		Unrealized
Reference Entity	Amount	Interest Rate	Date	Counterparty	Appreciation
Barclays Bank PLC Swap	$31,188,387	LIBOR + 1.20%	11/19/2016	Barclays Bank Plc.	$312,505

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016

	Altegris Futures Evolution	Altegris Macro	Altegris Managed Futures
ASSETS	Strategy Fund	Strategy Fund	Strategy Fund
Investment securities:
At cost	$501,267,248	$23,481,105	$206,679,657
At value	$515,179,793	$23,875,639	$215,457,253
Cash	47,211,423	8,294,213	13,152,443
Segregated cash at broker	6,642,104	525,069	2,132,377
Unrealized appreciation on swap contracts	1,590,725	42,164	312,505
Receivable for securities sold	79,088,232	8,276,724	31,178,387
Receivable for Fund shares sold	1,732,094	11,980	83,101
Interest receivable	2,331,062	53	16,097
Prepaid expenses and other assets	124,141	78,681	35,061
TOTAL ASSETS	653,899,574	41,104,523	262,367,224

LIABILITIES
Due to custodian	—	—	—
Unrealized depreciation on futures contracts	—	10,480	—
Payable for investments purchased	67,336,496	3,472,059	26,747,798
Payable for Fund shares repurchased	659,267	126,027	510,726
Investment advisory fees payable	686,900	24,591	275,136
Distribution (12b-1) fees payable	65,172	5,882	37,193
Payble to related parties	29,522	509	78,979
Accrued expenses and other liabilities	18,356	35,633	55,168
TOTAL LIABILITIES	68,795,713	3,675,181	27,705,000
NET ASSETS	$585,103,861	$37,429,342	$234,662,224

Composition of Net Assets:
Paid in capital	$546,801,460	$39,206,966	$211,649,137
Accumulated undistributed net investment gain	31,845,707	528,060	13,922,767
Accumulated net realized gain (loss) from investments, futures and swaps	(9,046,576)	(2,731,902)	219
Net unrealized appreciation of investments, futures and swaps	15,503,270	426,218	9,090,101
NET ASSETS	$585,103,861	$37,429,342	$234,662,224

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
June 30, 2016

	Altegris Futures Evolution	Altegris Macro	Altegris Managed Futures
Net Asset Value Per Share:	Strategy Fund	Strategy Fund	Strategy Fund
Class A Shares:
Net Assets	$100,131,030	$2,946,538	$105,874,351
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	9,233,426	422,007	11,074,221
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$10.84	$6.98	$9.56
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$11.50	$7.41	$10.14

Class C Shares:
Net Assets	$33,830,628	$1,484,713	$20,483,201
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,138,526	220,646	2,219,098
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)(d)	$10.78	$6.73	$9.23

Class I Shares:
Net Assets	$353,331,299	$11,036,802	$106,608,784
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	32,645,896	1,558,385	11,011,890
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.82	$7.08	$9.68

Class N Shares:
Net Assets	$97,810,904	$21,961,289	$—
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	9,024,947	3,146,656	—
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.84	$6.98	$—

Class O Shares:
Net Assets	$—	$—	$1,695,888
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	—	—	177,665
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$—	$—	$9.55

(a)	Purchases of $1 million or more, a contingent deferred sales charge of up to 1.00% may apply to redemptions made within 18 months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

(d)	A contingent deferred sales charge of up to 1.00% may be applied to shares redeemed within 12 months of purchase.

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF OPERATIONS
June 30, 2016

	Altegris Futures Evolution	Altegris Macro	Altegris Managed Futures
	Strategy Fund	Strategy Fund	Strategy Fund
INVESTMENT INCOME
Dividends	$—	$527,115	$—
Interest (net of foreign withholding tax of $35,894, $0 and $0, respectively)	16,885,451	21,294	485,241
TOTAL INVESTMENT INCOME	16,885,451	548,409	485,241

EXPENSES
Advisory fees	7,788,373	795,777	3,296,211
Distribution (12b-1) fees:
Class A	195,615	10,499	237,718
Class C	253,460	18,038	190,414
Class N	206,751	62,123	—
Class O	—	—	4,962
Administrative services fees	391,468	27,985	117,071
Non 12b-1 shareholder servicing fees	190,686	30,400	42,099
Transfer agent fees	168,032	49,885	59,295
Custodian fees	67,710	49,507	14,029
Registration fees	65,366	64,689	69,724
Audit fees	51,230	42,001	52,144
Accounting services fees	48,932	15,940	28,548
Printing and postage expenses	41,580	27,119	35,132
Compliance officer fees	40,777	16,662	38,756
Legal fees	14,680	23,115	30,499
Trustees fees and expenses	11,968	10,713	17,199
Insurance expense	9,450	3,946	7,882
Other expenses	6,084	4,001	—
TOTAL EXPENSES	9,552,162	1,252,400	4,241,683
Less: Fees waived by the Advisor	(143,860)	(264,337)	(174,317)
NET EXPENSES	9,408,302	988,063	4,067,366

NET INVESTMENT INCOME (LOSS)	7,477,149	(439,654)	(3,582,125)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Futures contracts	—	(1,146,489)	—
Investments	2,023,970	(1,405,625)	2,801,611
Swaps	17,303,777	2,076,642	13,526,931
Broker commissions	—	(6,765)	—
Net Realized Gain (Loss)	19,327,747	(482,237)	16,328,542

Net change in unrealized appreciation (depreciation) on:
Futures contracts	—	145,040	—
Investments	10,874,803	760,917	5,966,294
Swaps	7,954,367	230,844	1,311,483
Net Change in Unrealized Appreciation (Depreciation)	18,829,170	1,136,801	7,277,777

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	38,156,917	654,564	23,606,319

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,634,066	$214,910	$20,024,194

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Altegris Futures Evolution Strategy Fund
	For the	For the	For the
	Year Ended	Period Ended	Year Ended
	June 30, 2016	June 30, 2015 (a)	September 30, 2014

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$7,477,149	$4,506,514	$3,319,241
Net realized gain (loss) on investments and swaps	19,327,747	35,583,782	27,327,304
Net change in unrealized appreciation (depreciation) on investments and swaps	18,829,170	(14,790,224)	15,147,399
Net increase in net assets resulting from operations	45,634,066	25,300,072	45,793,944

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(5,274,615)	(4,383,717)	(849,456)
Class C	(1,544,385)	(1,168,171)	(56,163)
Class I	(24,202,344)	(27,487,751)	(3,153,419)
Class N	(5,946,055)	(5,756,137)	(729,199)
Total distributions to shareholders	(36,967,399)	(38,795,776)	(4,788,237)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	59,796,257	44,207,346	12,132,056
Class C	14,799,959	13,773,226	2,187,759
Class I	219,300,621	219,019,131	94,895,557
Class N	59,718,250	60,113,485	15,325,445
Net asset value of shares issued in reinvestment of distributions:
Class A	4,970,420	4,115,199	780,871
Class C	1,447,938	1,064,509	52,443
Class I	21,507,217	26,201,005	2,874,580
Class N	4,115,792	3,496,366	331,333
Redemption fee proceeds:
Class A	4,641	2,348	3,479
Class C	1,504	755	397
Class I	19,730	14,381	10,582
Class N	4,905	3,042	2,925
Payments for shares redeemed:
Class A	(24,901,541)	(17,533,240)	(63,078,501)
Class C	(3,395,959)	(825,172)	(2,815,340)
Class I	(238,680,297)	(92,753,257)	(84,416,353)
Class N	(33,990,984)	(38,576,532)	(35,744,185)
Net increase from shares of beneficial interest transactions	84,718,453	222,322,592	(57,456,952)

NET INCREASE IN NET ASSETS	93,385,120	208,826,888	(16,451,245)

NET ASSETS
Beginning of Period	491,718,741	282,891,853	299,343,098
End of Period *	$585,103,861	$491,718,741	$282,891,853
* Includes accumulated net investment income (loss) of:	$31,845,707	$29,159,964	$1,171,879

(a)	For the period October 1, 2014 through June 30, 2015.

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Altegris Futures Evolution Strategy Fund
	For the	For the	For the
	Year Ended	Period Ended	Year Ended
	June 30, 2016	June 30, 2015 (a)	September 30, 2014
SHARE ACTIVITY
Class A:
Shares Sold	5,511,354	3,890,110	1,223,635
Shares Reinvested	472,576	383,629	80,724
Shares Redeemed	(2,325,189)	(1,569,976)	(6,395,795)
Net increase in shares of beneficial interest outstanding	3,658,741	2,703,763	(5,091,436)

Class C:
Shares Sold	1,383,201	1,225,475	217,895
Shares Reinvested	138,747	100,491	5,469
Shares Redeemed	(319,185)	(74,191)	(294,206)
Net increase in shares of beneficial interest outstanding	1,202,763	1,251,775	(70,842)

Class I:
Shares Sold	20,298,034	19,327,259	9,516,930
Shares Reinvested	2,039,688	2,438,468	292,130
Shares Redeemed	(21,901,054)	(8,298,998)	(8,538,285)
Net increase in shares of beneficial interest outstanding	436,668	13,466,729	1,270,775

Class N:
Shares Sold	5,515,950	5,318,503	1,564,367
Shares Reinvested	391,709	325,936	33,789
Shares Redeemed	(3,180,569)	(3,399,266)	(3,678,580)
Net increase in shares of beneficial interest outstanding	2,727,090	2,245,173	(2,080,424)

(a)	For the period October 1, 2014 through June 30, 2015.

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Altegris Macro Strategy Fund
	For the	For the	For the
	Year Ended	Period Ended	Year Ended
	June 30, 2016	June 30, 2015 (a)	March 31, 2015

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(439,654)	$(224,444)	$(1,972,272)
Net realized loss on investments and swaps	(482,237)	(3,320,575)	9,970,065
Net change in unrealized appreciation (depreciation) on investments and swaps	1,136,801	(2,114,774)	4,233,948
Net increase (decrease) in net assets resulting from operations	214,910	(5,659,793)	12,231,741

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(674,973)	—	—
Class C	(276,672)	—	—
Class I	(3,321,186)	—	—
Class N	(3,906,044)	—	—
Total distributions to shareholders	(8,178,875)	—	—

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	741,067	767,639	1,034,761
Class C	92,818	193,216	340,946
Class I	15,232,005	1,503,735	31,015,104
Class N	11,538,639	1,754,697	5,574,723
Net asset value of shares issued in reinvestment of distributions:
Class A	635,949	—	—
Class C	246,589	—	—
Class I	2,120,466	—	—
Class N	1,272,864	—	—
Redemption fee proceeds:
Class A	44	2	1,320
Class C	17	1	596
Class I	472	16	13,559
Class N	232	12	7,390
Payments for shares redeemed:
Class A	(2,704,584)	(470,200)	(6,241,583)
Class C	(752,897)	(230,505)	(1,069,904)
Class I	(39,017,543)	(13,711,504)	(84,174,311)
Class N	(14,402,846)	(1,839,475)	(20,705,842)
Net decrease from shares of beneficial interest transactions	(24,996,708)	(12,032,366)	(74,203,241)

NET DECREASE IN NET ASSETS	(32,960,673)	(17,692,159)	(61,971,500)

NET ASSETS
Beginning of Period	70,390,015	88,082,174	150,053,674
End of Period *	$37,429,342	$70,390,015	$88,082,174
* Includes accumulated net investment income (loss) of:	$528,060	$7,953,137	$8,178,681

(a)	For the period April 1, 2015 through June 30, 2015.

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Altegris Macro Strategy Fund
	For the	For the	For the
	Year Ended	Period Ended	Year Ended
	June 30, 2016	June 30, 2015 (a)	March 31, 2015
SHARE ACTIVITY
Class A:
Shares Sold	91,953	88,778	126,496
Shares Reinvested	91,900	—	—
Shares Redeemed	(362,896)	(54,451)	(776,021)
Net decrease in shares of beneficial interest outstanding	(179,043)	34,327	(649,525)

Class C:
Shares Sold	11,929	23,190	40,543
Shares Reinvested	36,804	—	—
Shares Redeemed	(99,793)	(27,389)	(135,063)
Net decrease in shares of beneficial interest outstanding	(51,060)	(4,199)	(94,520)

Class I:
Shares Sold	2,077,476	172,394	3,762,675
Shares Reinvested	302,492	—	—
Shares Redeemed	(5,084,948)	(1,572,001)	(10,055,193)
Net decrease in shares of beneficial interest outstanding	(2,704,980)	(1,399,607)	(6,292,518)

Class N:
Shares Sold	1,567,368	206,031	672,102
Shares Reinvested	183,940	—	—
Shares Redeemed	(1,927,928)	(214,329)	(2,543,590)
Net decrease in shares of beneficial interest outstanding	(176,620)	(8,298)	(1,871,488)

(a)	For the period April 1, 2015 through June 30, 2015.

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Altegris Managed Futures Strategy Fund
	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(3,582,125)	$(4,398,467)
Net realized gain on investments and swaps	16,328,542	25,922,459
Net change in unrealized appreciation (depreciation) on investments and swaps	7,277,777	(3,036,941)
Net increase in net assets resulting from operations	20,024,194	18,487,051

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(8,236,602)	—
Class C	(1,506,367)	—
Class I	(7,774,248)	—
Class O	(178,332)	—
Total distributions to shareholders	(17,695,549)	—

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	45,068,923	19,623,604
Class C	4,822,140	5,871,545
Class I	82,397,817	41,829,434
Class O	699,694	1,403,811
Net asset value of shares issued in reinvestment of distributions:
Class A	3,972,767	—
Class C	1,160,095	—
Class I	4,859,651	—
Class O	175,069	—
Redemption fee proceeds:
Class A	558	9,113
Class C	104	1,801
Class I	3,585	12,247
Class O	11	199
Payments for shares redeemed:
Class A	(32,387,625)	(54,676,081)
Class C	(3,865,907)	(7,092,654)
Class I	(92,659,385)	(91,229,441)
Class O	(1,197,496)	(312,706)
Net increase (decrease) from shares of beneficial interest transactions	13,050,001	(84,559,128)

NET INCREASE/(DECREASE) IN NET ASSETS	15,378,646	(66,072,077)

NET ASSETS
Beginning of Period	219,283,578	285,355,655
End of Period *	$234,662,224	$219,283,578
* Includes accumulated net investment income (loss) of:	$13,922,767	$17,694,218

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Altegris Managed Futures Strategy Fund
	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
SHARE ACTIVITY
Class A:
Shares Sold	4,797,768	2,026,141
Shares Reinvested	442,895	—
Shares Redeemed	(3,454,210)	(5,819,187)
Net increase (decrease) in shares of beneficial interest outstanding	1,786,453	(3,793,046)

Class C:
Shares Sold	528,470	627,441
Shares Reinvested	133,344	—
Shares Redeemed	(426,397)	(766,104)
Net increase (decrease) in shares of beneficial interest outstanding	235,417	(138,663)

Class I:
Shares Sold	8,698,509	4,372,503
Shares Reinvested	535,804	—
Shares Redeemed	(9,727,437)	(9,478,150)
Net decrease in shares of beneficial interest outstanding	(493,124)	(5,105,647)

Class O:
Shares Sold	74,578	143,515
Shares Reinvested	19,539	—
Shares Redeemed	(127,777)	(32,431)
Net increase (decrease) in shares of beneficial interest outstanding	(33,660)	111,084

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris Futures Evolution Strategy Fund Class A
	Year Ended	Period Ended		Year Ended	Year Ended		Period Ended
	June 30,	June 30,		September 30,	September 30,		September 30,
	2016	2015*		2014	2013		2012 (1)

Net asset value, beginning of period	$10.68	$10.73		$9.25	$9.85		$10.00
Income (loss) from investment operations:
Net investment income (loss) (2)	0.15	0.11		0.10	(0.01)		(0.10)
Net realized and unrealized gain (loss) on investments	0.82	1.06		1.53	(0.55)		—
Total from investment operations	0.97	1.17		1.63	(0.56)		(0.10)
Less distributions from:
Net investment income	(0.81)	(1.22)		(0.15)	(0.02)		(0.05)
Net realized gains	—	—		—	(0.02)		—
Total distributions	(0.81)	(1.22)		(0.15)	(0.04)		(0.05)
Redemption fees collected (3)	0.00	0.00		0.00	0.00		0.00
Net asset value, end of period	$10.84	$10.68		$10.73	$9.25		$9.85
Total return (4)	9.63%	11.02	% (5)	17.79%	(5.68	)% (6)	(1.04	)% (5,6)
Net assets, at end of period (000s)	$100,131	$59,517		$30,795	$73,686		$64,613
Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	1.97%	1.98	% (8)	2.08%	2.45%		3.88	% (8)
Ratio of net expenses to average net assets (10)	1.94%	1.94	% (8)	1.94%	2.38%		3.72	% (8)
Ratio of net investment income to average net assets (11)	1.36%	1.27	% (8)	1.04%	(0.08)		(1.13	)% (8)
Portfolio Turnover Rate	59%	68	% (5)	97%	82%		99	% (5)

*	For the period October 1, 2014 through June 30, 2015.

(1)	Class A commenced operations on October 31, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited (7)	1.97%	1.98	% (8)	2.08%	2.29%	2.41	% (8)

(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	1.94%	1.94	% (8)	1.94%	2.23%	2.25	% (8)

(11)	Ratio of net investment income to average net assets excluding the expenses and income of AFES Fund Limited	1.32%	1.26	% (8)	1.04%	0.06%	0.36	% (8)

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris Futures Evolution Strategy Fund Class C
	Year Ended	Period Ended		Year Ended	Year Ended		Period Ended
	June 30,	June 30,		September 30,	September 30,		September 30,
	2016	2015*		2014	2013		2012 (1)

Net asset value, beginning of period	$10.57	$10.63		$9.18	$9.83		$10.13
Income (loss) from investment operations:
Net investment income (loss) (2)	0.07	0.04		0.03	(0.08)		(0.12)
Net realized and unrealized gain (loss) on investments	0.83	1.07		1.50	(0.55)		(0.18)
Total from investment operations	0.90	1.11		1.53	(0.63)		(0.30)
Less distributions from:
Net investment income	(0.69)	(1.17)		(0.08)	(0.00	)(3)	(0.00	) (3)
Net realized gains	—	—		—	(0.02)		—
Total distributions	(0.69)	(1.17)		(0.08)	(0.02)		0.00	(3)
Redemption fees collected (3)	0.00	0.00		0.00	0.00		0.00
Net asset value, end of period	$10.78	$10.57		$10.63	$9.18		$9.83
Total return (4)	8.93%	10.46	% (5)	16.82%	(6.42	)% (6)	(2.93	)% (5,6)
Net assets, at end of period (000s)	$33,831	$20,459		$7,274	$6,932		$2,630
Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	2.72%	2.73	% (8)	2.83%	3.20%		4.63	% (8)
Ratio of net expenses to average net assets (10)	2.69%	2.69	% (8)	2.69%	3.13%		4.47	% (8)
Ratio of net investment income to average net assets (11)	0.62%	0.52	% (8)	0.29%	(0.83)%		(1.95	)% (8)
Portfolio Turnover Rate	59%	68	% (5)	97%	82%		99	% (5)

*	For the period October 1, 2014 through June 30, 2015.

(1)	Class C Shares commenced operations on February 16, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited (7)	2.72%	2.73	% (8)	2.83%	3.04%	3.16	% (8)

(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	2.69%	2.69	% (8)	2.69%	2.98%	3.00	% (8)

(11)	Ratio of net investment income to average net assets excluding the expenses and income of AFES Fund Limited	0.58%	0.52	% (8)	0.29%	(0.69)%	(0.48	)% (8)

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris Futures Evolution Strategy Fund Class I
	Year Ended	Period Ended		Year Ended		Year Ended		Period Ended
	June 30,	June 30,		September 30,		September 30,		September 30,
	2016	2015*		2014		2013		2012 (1)

Net asset value, beginning of period	$10.70	$10.75		$9.27		$9.86		$10.00
Income (loss) from investment operations:
Net investment income (loss) (2)	0.17	0.13		0.13		0.02		(0.07)
Net realized and unrealized gain (loss) on investments	0.83	1.06		1.53		(0.55)		(0.01)
Total from investment operations	1.00	1.19		1.66		(0.53)		(0.08)
Less distributions from:
Net investment income	(0.88)	(1.24)		(0.18)		(0.04)		(0.06)
Net realized gains	—	—		—		(0.02)		—
Total distributions	(0.88)	(1.24)		(0.18)		(0.06)		(0.06)
Redemption fees collected (3)	0.00	0.00		0.00		0.00		0.00
Net asset value, end of period	$10.82	$10.70		$10.75		$9.27		$9.86
Total return (4)	9.94%	11.20	% (5)	18.07	% (6)	(5.44	)% (6)	(0.77	)% (5,6)
Net assets, at end of period (000s)	$353,331	$344,564		$201,388		$162,008		$94,992
Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	1.72%	1.74	% (8)	1.83%		2.20%		3.63	% (8)
Ratio of net expenses to average net assets (10)	1.69%	1.69	% (8)	1.69%		2.13%		3.47	% (8)
Ratio of net investment income to average net assets (11)	1.57%	1.51	% (8)	1.29%		0.17%		(0.79	)% (8)
Portfolio Turnover Rate	59%	68	% (5)	97%		82%		99	% (5)

*	For the period October 1, 2014 through June 30, 2015.

(1)	Class I commenced operations on October 31, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited (7)	1.72%	1.74	% (8)	1.83%	2.04%	2.16	% (8)

(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	1.69%	1.69	% (8)	1.69%	1.98%	2.00	% (8)

(11)	Ratio of net investment income to average net assets excluding the expenses and income of AFES Fund Limited	1.53%	1.50	% (8)	1.29%	0.31%	0.68	% (8)

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris Futures Evolution Strategy Fund Class N
	Year Ended	Period Ended		Year Ended	Year Ended		Period Ended
	June 30,	June 30,		September 30,	September 30,		September 30,
	2016	2015*		2014	2013		2012 (1)

Net asset value, beginning of period	$10.67	$10.72		$9.25	$9.84		$10.00
Income (loss) from investment operations:
Net investment income (loss) (2)	0.14	0.11		0.10	(0.01)		(0.11)
Net realized and unrealized gain (loss) on investments	0.83	1.06		1.52	(0.54)		—
Total from investment operations	0.97	1.17		1.62	(0.55)		(0.11)
Less distributions from:
Net investment income	(0.80)	(1.22)		(0.15)	(0.02)		(0.05)
Net realized gains	—	—		—	(0.02)		—
Total distributions	(0.80)	(1.22)		(0.15)	(0.04)		(0.05)
Redemption fees collected (3)	0.00	0.00		0.00	0.00		0.00
Net asset value, end of period	$10.84	$10.67		$10.72	$9.25		$9.84
Total return (4)	9.71%	11.04	% (5)	17.69%	(5.58	)% (6)	(1.15	)% (5,6)
Net assets, at end of period (000s)	$97,811	$67,179		$43,434	$56,717		$89,002
Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	1.97%	1.99	% (8)	2.08%	2.45%		3.88	% (8)
Ratio of net expenses to average net assets (10)	1.94%	1.94	% (8)	1.94%	2.38%		3.72	% (8)
Ratio of net investment income to average net assets (11)	1.33%	1.27	% (8)	1.04%	(0.08)%		(1.22	)% (8)
Portfolio Turnover Rate	59%	68	% (5)	97%	82%		99	% (5)

*	For the period October 1, 2014 through June 30, 2015.

(1)	Class N commenced operations on October 31, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited (7)	1.97%	1.99	% (8)	2.08%	2.29%	2.41	% (8)

(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	1.94%	1.94	% (8)	1.94%	2.23%	2.25	% (8)

(11)	Ratio of net investment income to average net assets excluding the expenses and income of AFES Fund Limited	1.29%	1.26	% (8)	1.04%	0.06%	0.25	% (8)

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris Macro Strategy Fund Class A
	Year Ended		Period Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30,		June 30,		March 31,		March 31,		March 31,		March 31,
	2016		2015*		2015		2014		2013		2012 (1)

Net asset value, beginning of period	$8.29		$8.91		$7.97		$8.70		$9.55		$10.00
Income (loss) from investment operations:
Net investment income (2)	(0.07)		(0.03)		(0.15)		(0.16)		(0.25)		(0.36)
Net realized and unrealized gain (loss) on investments	0.01		(0.59)		1.09		(0.57)		(0.60)		(0.09)
Total from investment operations	(0.06)		(0.62)		0.94		(0.73)		(0.85)		(0.45)
Less distributions from:
Net investment income	(1.25)		—		—		—		—		—
Total distributions	(1.25)		—		—		—		—		—
Redemption fees collected (3)	0.00		0.00		0.00		0.00		0.00		0.00
Net asset value, end of period	$6.98		$8.29		$8.91		$7.97		$8.70		$9.55
Total return (4)	(0.59)%		(6.96	)% (5)	11.79%		(8.39)%		(8.90	)% (6)	(4.50	)% (5,6)
Net assets, at end of period (000s)	$2,947		$4,980		$5,050		$9,695		$44,037		$62,656
Ratios including the expenses and income of AGMS Fund Limited:
Ratio of gross expenses to average net assets (7,10)	2.44	% (9)	2.43	% (8,9)	2.17	% (9)	2.08	% (9)	2.92	% (9)	4.75	% (8)
Ratio of net expenses to average net assets (11)	1.94	% (9)	1.94	% (8,9)	1.94	% (9)	1.95	% (9)	2.82	% (9)	4.54	% (8)
Ratio of net investment loss to average net assets (12)	(0.89	)% (9)	(1.26	)% (8,9)	(1.85	)% (9)	(1.89	) (9)	(2.68	) (9)	(4.43	)% (8)
Portfolio Turnover Rate	747%		100	% (5)	349%		178%		79%		0	% (5)

*	For the period April 1, 2015 through June 30, 2015.

(1)	Class A commenced operations on June 1, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(10)	Ratio of gross expenses to average net assets excluding the expenses and income of AGMS Fund Limited (7)	2.44	% (9)	2.43	% (8,9)	2.17	% (9)	2.08	% (9)	2.04	% (9)	2.16	% (8)

(11)	Ratio of net expenses to average net assets excluding the expenses and income of AGMS Fund Limited	1.94	% (9)	1.94	% (8,9)	1.94	% (9)	1.95	% (9)	1.95	% (9)	1.95	% (8)

(12)	Ratio of net investment income to average net assets excluding the expenses and income of AGMS Fund Limited	(0.91	)% (9)	(1.27	)% (8,9)	(1.85	)% (9)	(1.89	)% (9)	(1.83	)% (8,9)	(1.84	)% (8)

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris Macro Strategy Fund Class C
	Year Ended		Period Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30,		June 30,		March 31,		March 31,		March 31,		March 31,
	2016		2015*		2015		2014		2013		2012 (1)

Net asset value, beginning of period	$8.07		$8.69		$7.83		$8.61		$9.53		$9.95
Income (loss) from investment operations:
Net investment loss (2)	(0.12)		(0.04)		(0.21)		(0.22)		(0.31)		(0.22)
Net realized and unrealized gain (loss) on investments	0.01		(0.58)		1.07		(0.56)		(0.61)		(0.20)
Total from investment operations	(0.11)		(0.62)		0.86		(0.78)		(0.92)		(0.42)
Less distributions from:
Net investment income	(1.23)		—		—		—		—		—
Total distributions	(1.23)		—		—		—		—		—
Redemption fees collected (3)	0.00		0.00		0.00		0.00		0.00		0.00
Net asset value, end of period	$6.73		$8.07		$8.69		$7.83		$8.61		$9.53
Total return (4)	(1.28)%		(7.13	)% (5)	10.98%		(9.06)%		(9.65	)% (6)	(4.22	)% (5,6)
Net assets, at end of period (000s)	$1,485		$2,192		$2,398		$2,902		$5,009		$2,735
Ratios including the expenses and income of AGMS Fund Limited:
Ratio of gross expenses to average net assets (6,9)	3.19	% (8)	3.18	% (7,8)	2.92	% (8)	2.83	% (8)	3.67	% (8)	5.50	% (7)
Ratio of net expenses to average net assets (10)	2.69	% (8)	2.69	% (7,8)	2.69	% (8)	2.70	% (8)	3.57	% (8)	5.29	% (7)
Ratio of net investment loss to average net assets (11)	(1.64	)% (8)	(2.02	)% (7,8)	(2.60	)% (8)	(2.64	)% (8)	(3.43	)% (8)	(5.17	)% (7)
Portfolio Turnover Rate	747%		100	% (5)	349%		178%		79%		0	% (5)

*	For the period April 1, 2015 through June 30, 2015.

(1)	Class C Shares commenced operations on October 20, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AGMS Fund Limited (6)	3.19	% (8)	3.18	% (7,8)	2.92	% (8)	2.83	% (8)	2.79	% (8)	2.91	% (7)

(10)	Ratio of net expenses to average net assets excluding the expenses and income of AGMS Fund Limited	2.69	% (8)	2.69	% (7,8)	2.69	% (8)	2.70	% (8)	2.70	% (8)	2.70	% (7)

(11)	Ratio of net investment income to average net assets excluding the expenses and income of AGMS Fund Limited	(1.66	)% (8)	(2.03	)% (7,8)	(2.60	)% (8)	(2.64	)% (8)	(2.58	)% (8)	(2.59	)% (7)

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Altegris Macro Strategy Fund - Class I (1)
	Year Ended		Period Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30,		June 30,		March 31,		March 31,		March 31,		March 31,
	2016		2015*		2015		2014		2013		2012 (1)

Net asset value, beginning of year/period	$8.37		$9.00		$8.03		$8.74		$9.57		$10.00
Income (loss) from investment operations:
Net investment loss (2)	(0.05)		(0.02)		(0.13)		(0.14)		(0.23)		(0.34)
Net realized and unrealized gain/(loss) on investments	0.02		(0.61)		1.10		(0.57)		(0.60)		(0.09)
Total from investment operations	(0.03)		(0.63)		0.97		(0.71)		(0.83)		(0.43)
Less distributions from:
Net investment income	(1.26)		—		—		—		—		—
Total distributions	(1.26)		—		—		—		—		—
Redemption fees collected (3)	0.00		0.00		0.00		0.00		0.00		0.00
Net asset value, end of year/period	$7.08		$8.37		$9.00		$8.03		$8.74		$9.57
Total return (4)	(0.25)%		(7.00	)% (5)	12.08%		(8.12)%		(8.67)%		(4.30	)% (5,6)
Net assets, at end of year/period (000s)	$11,037		$35,696		$50,963		$96,003		$168,971		$167,290
Ratios including the expenses and income of AGMS Fund Limited:
Ratio of gross expenses to average net assets (7,10)	2.17	% (9)	2.15	% (8,9)	1.92	% (9)	1.83	% (9)	2.67	% (9)	4.50	% (8)
Ratio of net expenses to average net assets (11)	1.69	% (9)	1.69	% (8,9)	1.69	% (9)	1.70	% (9)	2.57	% (9)	4.29	% (8)
Ratio of net investment loss to average net assets (12)	(0.69	) (9)	(1.01	)% (8,9)	(1.60	)% (9)	(1.64	)% (9)	(2.43	)% (9)	(4.19	)% (8)
Portfolio Turnover Rate	747%		100	% (5)	349%		178%		79%		0	% (5)

*	For the period April 1, 2015 to June 30, 2015

(1)	Class I shares commenced operations on June 1, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(10)	Ratio of gross expenses to average net assets excluding the expenses and income of AGMS Fund Limited: (7)	2.17	% (9)	2.15	% (8,9)	1.92	% (9)	1.83	% (9)	1.79	% (9)	1.91	% (8)

(11)	Ratio of net expenses to average net assets excluding the expenses and income of AGMS Fund Limited:	1.69	% (9)	1.69	% (8,9)	1.69	% (9)	1.70	% (9)	1.70	%(9)	1.70	% (8)

(12)	Ratio of net investment loss to average net assets excluding the expenses and income of AGMS Fund Limited:	(0.71	) (9)	(1.02	)% (8,9)	(1.60	)% (9)	(1.64	)% (9)	(1.58	)% (9)	(1.60	)% (8)

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Altegris Macro Strategy Fund - Class N (1)
	Year Ended		Period Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30,		June 30,		March 31,		March 31,		March 31,		March 31,
	2016		2015*		2015		2014		2013		2012 (1)

Net asset value, beginning of year	$8.28		$8.91		$7.97		$8.69		$9.55		$10.00
Income (loss) from investment operations:
Net investment loss (2)	(0.07)		(0.03)		(0.15)		(0.16)		(0.25)		(0.36)
Net realized and unrealized gain/(loss) on investments	0.02		(0.60)		1.09		(0.56)		(0.61)		(0.09)
Total from investment operations	(0.05)		(0.63)		0.94		(0.72)		(0.86)		(0.45)
Less distributions from:
Net investment income	(1.25)		—		—		—		—		—
Total distributions	(1.25)		—		—		—		—		—
Redemption fees collected (3)	0.00		0.00		0.00		0.00		0.00		0.00
Net asset value, end of year	$6.98		$8.28		$8.91		$7.97		$8.69		$9.55
Total return (4)	(0.46)%		(7.07	)% (5)	11.79%		(8.29)%		(9.01)%		(4.50	)% (5)
Net assets, at end of year (000s)	$21,961		$27,523		$26,672		$41,454		$116,830		$97,095
Ratios including the expenses and income of AGMS Fund Limited:
Ratio of gross expenses to average net assets (6,9)	2.45	% (7)	2.42	% (7,8)	2.17	% (7)	2.08	% (7)	2.92	% (7)	4.75	% (8)
Ratio of net expenses to average net assets (10)	1.94	% (7)	1.94	% (7,8)	1.94	% (7)	1.95	% (7)	2.82	% (7)	4.54	% (8)
Ratio of net investment loss to average net assets (11)	(0.88	)% (7)	(1.27	)% (7,8)	(1.85	)% (7)	(1.89	)% (7)	(2.68	)% (7)	(4.44	)% (8)
Portfolio Turnover Rate	747%		100	% (5)	349%		178%		79%		0	% (5)

*	For the period April 1, 2015 to June 30, 2015

(1)	Class N shares commenced operations on June 1, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AGMS Fund Limited: (6)	2.45	% (7)	2.42	% (7,8)	2.17	% (7)	2.08	% (7)	2.04	% (7)	2.16	% (8)

(10)	Ratio of net expenses to average net assets excluding the expenses and income of AGMS Fund Limited:	1.94	% (7)	1.94	% (7,8)	1.94	% (7)	1.95	% (7)	1.95	% (7)	1.95	% (8)

(11)	Ratio of net investment loss to average net assets excluding the expenses and income of AGMS Fund Limited:	(0.90	)% (7)	(1.27	)% (7,8)	(1.85	)% (7)	(1.89	)% (7)	(1.83	)% (7)	(1.86	)% (8)

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Altegris Managed Futures Strategy Fund - Class A
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30,		June 30,		June 30,		June 30,		June 30,
	2016		2015		2014		2013		2012

Net asset value, beginning of year	$9.51		$8.91		$8.98		$9.63		$9.61
Income (loss) from investment operations:
Net investment loss (1)	(0.16)		(0.17)		(0.16)		(0.22)		(0.43)
Net realized and unrealized gain/(loss) on investments	1.05		0.77		0.09		(0.43)		0.45
Total from investment operations	0.89		0.60		(0.07)		(0.65)		0.02
Less distributions from:
Net investment income	(0.84)		—		—		—		—
Total distributions	(0.84)		—		—		—		—
Redemption fees collected (2)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of year	$9.56		$9.51		$8.91		$8.98		$9.63
Total return (3)	9.91%		6.73%		(0.78)%		(6.75)%		0.21	% (4)
Net assets, at end of year (000s)	$105,874		$88,326		$116,598		$275,579		$514,983
Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (5,7)	1.98	% (6)	1.99	% (6)	2.01	% (6)	2.48	% (6)	4.54%
Ratio of net expenses to average net assets (8)	1.90	% (6)	1.90	% (6)	1.90	% (6)	2.42	% (6)	4.55%
Ratio of net investment loss to average net assets (9)	(1.68	)% (6)	(1.79	)% (6)	(1.79	)% (6)	(2.30	)% (6)	(4.42)%
Portfolio Turnover Rate	231%		179%		346%		277%		0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (5)	1.98	% (6)	1.99	% (6)	2.01	% (6)	1.96	% (6)	1.94%

(8)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited:	1.90	% (6)	1.90	% (6)	1.90	% (6)	1.90	% (6)	1.95%

(9)	Ratio of net investment loss to average net assets excluding the expenses and income of AMFS Fund Limited:	(1.71	)% (6)	(1.79	)% (6)	(1.80	)% (6)	(1.79	)% (6)	(1.83)%

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Altegris Managed Futures Strategy Fund - Class C
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30,		June 30,		June 30,		June 30,		June 30,
	2016		2015		2014		2013		2012

Net asset value, beginning of year	$9.21		$8.70		$8.83		$9.54		$9.59
Income (loss) from investment operations:
Net investment loss (1)	(0.22)		(0.23)		(0.22)		(0.29)		(0.50)
Net realized and unrealized gain/(loss) on investments	1.10		0.74		0.09		(0.42)		0.45
Total from investment operations	0.88		0.51		(0.13)		(0.71)		(0.05)
Less distributions from:
Net investment income	(0.86)		—		—		—		—
Total distributions	(0.86)		—		—		—		—
Redemption fees collected (2)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of year	$9.23		$9.21		$8.70		$8.83		$9.54
Total return (3)	9.08%		5.86%		(1.47)%		(7.44	)% (4)	(0.52)%
Net assets, at end of year (000s)	$20,483		$18,268		$18,457		$24,838		$24,692
Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (5,7)	2.73	% (6)	2.74	% (6)	2.76	% (6)	3.23	% (6)	5.29%
Ratio of net expenses to average net assets (8)	2.65	% (6)	2.65	% (6)	2.65	% (6)	3.17	% (6)	5.30%
Ratio of net investment loss to average net assets (9)	(2.43	)% (6)	(2.54	)% (6)	(2.54	)% (6)	(3.05	)% (6)	(5.17)%
Portfolio Turnover Rate	231%		179%		346%		277%		0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (7)	2.73	% (6)	2.74	% (6)	2.76	% (6)	2.71	% (6)	2.69%

(8)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited:	2.65	% (6)	2.65	% (6)	2.65	% (6)	2.65	% (6)	2.70%

(9)	Ratio of net investment loss to average net assets excluding the expenses and income of AMFS Fund Limited:	(2.47	)% (6)	(2.54	)% (6)	(2.55	)% (6)	(2.54	)% (6)	(2.58)%

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Altegris Managed Futures Strategy Fund - Class I
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30,		June 30,		June 30,		June 30,		June 30,
	2016		2015		2014		2013		2012

Net asset value, beginning of year	$9.62		$8.99		$9.04		$9.67		$9.63
Income (loss) from investment operations:
Net investment loss (1)	(0.14)		(0.15)		(0.14)		(0.20)		(0.41)
Net realized and unrealized gain/(loss) on investments	0.97		0.78		0.09		(0.43)		0.45
Total from investment operations	0.83		0.63		(0.05)		(0.63)		0.04
Less distributions from:
Net investment income	(0.77)		—		—		—		—
Total distributions	(0.77)		—		—		—		—
Redemption fees collected (2)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of year	$9.68		$9.62		$8.99		$9.04		$9.67
Total return (3)	10.19%		7.01%		0.55%		(6.51)%		0.42%
Net assets, at end of year (000s)	$106,609		$110,681		$149,407		$530,964		$498,214
Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (4,6)	1.73	% (5)	1.74	% (5)	1.76	% (5)	2.23	% (5)	4.29%
Ratio of net expenses to average net assets (7)	1.65	% (5)	1.65	% (5)	1.65	% (5)	2.17	% (5)	4.30%
Ratio of net investment loss to average net assets (8)	(1.43	)% (5)	(1.54	)% (5)	(1.54	)% (5)	(2.05	)% (5)	(4.17)%
Portfolio Turnover Rate	231%		179%		346%		277%		0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (4)	1.73	% (5)	1.74	% (5)	1.76	% (5)	1.71	% (5)	1.69%

(7)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited:	1.65	% (5)	1.65	% (5)	1.65	% (5)	1.65	% (5)	1.70%

(8)	Ratio of net investment loss to average net assets excluding the expenses and income of AMFS Fund Limited:	(1.46	)% (5)	(1.54	)% (5)	(1.55	)% (5)	(1.54	)% (5)	(1.58)%

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Altegris Managed Futures Strategy Fund - Class O
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013 (1)

Net asset value, beginning of year	$9.51	$8.91	$8.98	$9.52
Income (loss) from investment operations:
Net investment loss (2)	(0.16)	(0.17)	(0.16)	(0.07)
Net realized and unrealized gain/(loss) on investments	1.05	0.77	0.09	(0.47)
Total from investment operations	0.89	0.60	(0.07)	(0.54)
Less distributions from:
Net investment income	(0.85)	—	—	—
Total distributions	(0.85)	—	—	—
Redemption fees collected	0.00 (3)	0.00 (3)	0.00 (3)	—
Net asset value, end of year	$9.55	$9.51	$8.91	$8.98
Total return (4)	9.91%	6.73%	(0.78)%	(5.67)%
Net assets, at end of year (000s)	$1,696	$2,009	$893	$349
Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (5,6,8)	1.97%	1.97%	2.01%	2.48	% (7)
Ratio of net expenses to average net assets (6,9)	1.90%	1.90%	1.90%	2.42	% (7)
Ratio of net investment loss to average net assets (6,10)	(1.68)%	(1.80)%	(1.79)%	(2.30	)% (7)
Portfolio Turnover Rate	231%	179%	346%	277%

(1)	Class O shares commenced operations on March 13, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one full year.

(8)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (5,6)	1.97%	1.97%	2.01%	1.95	% (7)

(9)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (6)	1.90%	1.90%	1.90%	1.90	% (7)

(10)	Ratio of net investment loss to average net assets excluding the expenses and income of AMFS Fund Limited: (6)	(1.72)%	(1.80)%	(1.80)%	(1.79	)% (7)

See accompanying notes to consolidated financial statements.

Altegris Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

1.	ORGANIZATION AND CONSOLIDATION OF SUBSIDIARY

The Altegris Futures Evolution Strategy Fund, Altegris Macro Strategy Fund, and Altegris Managed Futures Strategy Fund (each a “Fund” and collectively the “Funds”) are each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund’s commencement date, diversification status and investment objectives are as follows:

	Commencement	Diversification
	Date	Status	Investment Objective
Altegris Futures Evolution Strategy Fund	October 31, 2011	Diversified	Long term capital appreciation
Altegris Macro Strategy Fund	June 1, 2011	Non-Diversified	Absolute returns
Altegris Managed Futures Strategy Fund	August 26, 2010	Diversified	Positive absolute returns in rising and falling equity markets

The Altegris Futures Evolution Strategy Fund (the “Futures Evolution Strategy Fund”) and The Altegris Macro Strategy Fund (the “Macro Strategy Fund”) offer Class A, Class C, Class I and Class N shares. The Altegris Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”) offers Class A, Class C, Class I, and Class O shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase of up to 1.00% (the amount of the commissions paid on the shares redeemed). Class C, Class N, and Class O shares of the Funds are offered at their NAV without an initial sales charge. Purchases of $1,000,000 of more of Class C shares are subject to a CDSC of up to 1.00% on shares redeemed within 12 months of purchase. If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class of each Fund represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their consolidated financial statements. The policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”). The Funds operate as investment companies and accordingly follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the year ended. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Altegris Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2016

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options and futures shall be valued at the close price (typically at 4:00 P.M. Eastern Time) on the valuation date. Forward foreign exchange contracts are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Altegris Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2016

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016 for each Fund’s assets and liabilities measured at fair value:

FUTURES EVOLUTION STRATEGY FUND

Assets *	Level 1	Level 2	Level 3	Total
Unaffiliated Trading Companies	$—	$15,454,782	$—	$15,454,782
Structured Note	—	33,169,525	—	33,169,525
Bonds and Notes	—	399,157,815	—	399,157,815
Short-Term Investments	—	67,397,671	—	67,397,671
Swap Contract	—	1,590,725	—	1,590,725
Total	$—	$516,770,518	$—	$516,770,518

MACRO STRATEGY FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Exchange Traded Funds	$3,561,914	$—	$—	$3,561,914
Unaffiliated Trading Companies	—	1,101,060	—	1,101,060
Structured Note	—	2,920,124	—	2,920,124
Certificates of Deposit	—	1,390,000	—	1,390,000
Commercial Paper	—	3,654,518	—	3,654,518
Discount Agency Notes	—	7,658,789	—	7,658,789
U.S. Treasury Bills	—	3,589,234	—	3,589,234
Swaps	—	42,164	—	42,164
Total Assets:	$3,561,914	$20,355,889	$—	$23,917,803

Liabilities - Derivatives
Futures	$10,480	$—	$—	$10,480
Derivative Total	10,480	—	—	10,480
Total:	$3,551,434	$20,355,889	$—	$23,907,323

Altegris Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2016

MANAGED FUTURES STRATEGY FUND

Assets *	Level 1	Level 2	Level 3	Total
Investments
Unaffiliated Trading Companies	$—	$6,111,507	$—	$6,111,507
Structured Notes	—	14,192,200	—	14,192,200
Certificates of Deposit	—	20,050,000	—	20,050,000
Commercial Paper	—	62,994,442	—	62,994,442
Discount Agency Notes	—	78,697,912	—	78,697,912
U.S. Treasury Bills	—	33,411,192	—	33,411,192
Derivatives
Swaps	$—	$312,505	$—	$312,505
Total Assets:	$—	$215,769,758	$—	$215,769,758

*	Refer to the Consolidated Portfolios of Investments for security classification.

There were no transfers between levels during the current period presented. It is the Funds’ policy to recognize transfers between levels at the end of the reporting period.

The Funds did not hold any Level 3 securities as of June 30, 2016.

Consolidation of Subsidiaries – The consolidated financial statements of Futures Evolution Strategy Fund with AFES Fund Limited (“AFES”), Macro Strategy Fund with AGMS Fund Limited (“AGMS”) and Managed Futures Strategy Fund with AMFS Fund Limited (“AMFS”) include the accounts of AGMS, AMFS and AFES (collectively the “CFCs”) as wholly-owned and controlled foreign corporation subsidiaries, in which each Fund may invest up to 25% of its total assets.

The CFCs invest in the global derivatives markets through the use of unaffiliated trading companies. The unaffiliated trading companies are incorporated as exempted companies under the Companies Law of the Cayman Islands on September 8, 2011. The unaffiliated trading companies use one or more “managed futures” programs in one or more private investment vehicles or commodity pools advised by one or more commodity trading advisors (“CTAs”) either registered or exempt for registration with the U.S. Commodity Futures Trading Commission. Managed Futures programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments. The investments in the unaffiliated trading companies are as follows:

CFC	Unaffiliated Trading Company
AFES	Futures Evolution Limited (“FEL”)
AGMS	Global Macro Strategy Limited (“GMSL”)
AMFS	Alternative Strategies Limited (“ASL”)

Altegris Advisors, L.L.C. (the “Advisor”) fair values AFES, AGMS, and AMFS investments daily based on the CTAs’ position information on a next-trading day basis. The Advisor applies current day pricing to the CTAs’ positions calculating an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA. The Advisor receives a daily CTA estimated profit and loss figure from each CTA which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to, reviewing current prices and speaking with the CTA. The Advisor then makes a final determination on the fair value NAV for each CTA, using either the Advisor’s estimate or the CTA’s estimate. The Advisors fair value NAV is back reviewed daily and reviewed by the Fund’s fair valuation committee on a regular basis. For financial reporting purposes, at June 30, 2016, the NAV is calculated using the current market values of the Fund’s total consolidated assets as of the close of the regular trading session of the exchange or the close price, normally at 4 P.M. Eastern Time on each day the NYSE is open for business.

Altegris Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2016

A summary of each Fund’s investment in the CFCs is as follows:

	Inception Date of	AFES Net Assets at June	% of Fund Net Assets at
	AFES	30, 2016	June 30, 2016
AFES	10/31/2011	$ 137,214,849	23.5%

	Inception Date of	AGMS Net Assets at	% of Fund Net Assets at
	AGMS	June 30, 2016	June 30, 2016
AGMS	4/13/2011	$ 8,584,018	22.9%

	Inception Date of	AMFS Net Assets at	% Of Total Net Assets at
	AMFS	June 30, 2016	June 30, 2016
AMFS	09/11/10	$ 54,614,245	23.3%

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities. Additionally, ETFs have fees and expenses that increase their costs versus the costs of owning the underlying securities directly.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with investments in foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly for the Futures Evolution Strategy Fund, and annually for the Macro Strategy Fund and the Managed Futures Strategy Fund. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Altegris Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2016

Federal Income Taxes – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

Each Fund recognizes tax benefits only for tax positions where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for all open tax years (2013-2015) or expected to be taken in each Fund’s 2016 tax return. Each Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AFES, AGMS and AMFS are exempted Cayman investment companies. AFES, AGMS, and AMFS have received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AFES, AGMS and AMFS are CFCs and as such are not subject to U.S. income tax.

Expenses – Expenses of the Trust that are directly identifiable to a fund are charged to that fund. Expenses, which are not readily identifiable to a particular fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise and equities subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular, pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause the Funds to lose money. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Altegris Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2016

Futures Contracts – The Funds are each subject to equity price risk in the normal course of pursuing their investment objectives. Each Fund may sell futures contracts to hedge against market risk and to reduce return volatility. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Funds may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain a Funds volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Structured Notes – Structured notes are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Funds’ valuation policies. This valuation is a function of the valuation of the referenced assets, adjusted for any accruals and financing charges. The change in note value, if any, is recorded as unrealized gain or loss. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended June 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

	Purchases	Sales
Futures Evolution	$285,470,943	$234,381,818
Macro Strategy	158,653,242	181,228,687
Managed Futures	56,399,697	64,602,540

During the normal course of business, the Funds purchase and sell various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Altegris Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2016

Market Risk: The risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Funds. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which a Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Funds are exposed to market risk on derivative contracts in that a Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in each Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Each Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the schedule of investments.

Counterparty Risk: The Funds invest in derivative instruments issued for the Funds by Barclays Bank PLC (“Barclays”), a Barclays product or other counterparty’s products, as applicable (the “Product”). If Barclays or a counterparty becomes insolvent, it may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Barclays’ or any counterparty’s financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: The risk that a Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. Each Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Funds may not be able to quickly liquidate their investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Funds do not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Funds invest in financial instruments and enter into transactions that are denominated in currencies other than their functional currency. Consequently, each Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of each Fund’s assets or liabilities denominated in currencies other than the USD. Each Fund’s currency risk is managed on an ongoing basis by the various CTAs in accordance with policies and procedures in place and may consider hedging significant foreign currency exposure should the need arise.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on each Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2016:

Location on the Statement of Assets and Liabilities
Derivative Investment Type	Asset Derivatives
Total Return Swaps	Unrealized appreciation on Swap contracts

Derivative Investment Type	Liability Derivatives
Futures Contracts	Unrealized depreciation on futures contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of June 30, 2016:

	Futures Evolution		Managed Futures
	Strategy Fund	Macro Strategy Fund	Strategy Fund
Total Return Swaps	$1,590,725	$42,164	$312,505
Futures Contracts	—	(10,480)	—
	$1,590,725	$31,684	$312,505

Altegris Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2016

The following is a summary of the location of derivative investments on each Fund’s Consolidated Statement of Operations for the year ended June 30, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivative
Swaps	Net realized gain (loss) on swaps
Net change unrealized appreciation (depreciation) on swaps
Futures Contracts	Net realized gain (loss) from future contracts
Net change unrealized appreciation (depreciation) on future contracts

The effect of Derivative Instruments on the Consolidated Statement of Operations for the year ended June 30, 2016:

FUTURES EVOLUTION

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Gain	Appreciation
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Equity Risk	Net realized gain on swap contract	$17,303,777
Equity Risk	Net change in unrealized appreciation on swap contract		$7,954,367
Total		$17,303,777	$7,954,367

MACRO STRATEGY

			Change in
		Realized	Unrealized
Contract Type/	Location of Gain or (Loss) On	Gain/(Loss)	Appreciation
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Equity Risk	Net realized gain on swap contract	$2,076,642
Equity Risk	Net change in unrealized appreciation (depreciation) on swap		$230,844

Commodity Risk	Net realized loss on future contract	$(225,367)
Equity Risk	Net realized loss on future contract	$(1,332,457)
Interest Rate Risk	Net realized gain on future contract	$411,335
Commodity Risk	Net change in unrealized appreciation (depreciation) on future contracts		$(1,154)
Equity Risk	Net change in unrealized appreciation (depreciation) on future contracts		$142,527
Interest Rate Risk	Net change in unrealized appreciation (depreciation) on future contracts		$3,667
Total		$930,153	$375,884

MANAGED FUTURES

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Gain	Appreciation
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Equity Risk	Net realized gain on swap contract	$13,526,931
Equity Risk	Net change in unrealized appreciation on swap contract		$1,311,483
Total		$13,526,931	$1,311,483

The notional value of the derivative instruments outstanding as of June 30, 2016 as disclosed in the Consolidated Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statements of Operations serve as indicators of the volume of derivative activity for a Fund.

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2016

Offsetting of Financial Assets and Derivative Assets

The Funds’ policy is to recognize a net asset or liability equal to the unrealized appreciation or depreciation on swap contracts. During the year ended June 30, 2016, the Funds were not subject to any master netting arrangements.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES AND OTHER FEES

Altegris Advisors, L.L.C., serves as the Funds’ investment advisor. The Advisor delegates managements of the Futures Evolution Strategy Fund’s Fixed Income strategy portfolio to DoubleLine Capital, L.P. who serves as the Fund’s sub-advisor. The Advisor delegates management of the Macro Strategy Fund’s portfolio to J.P. Morgan Investment Management, Inc., and Phase Capital LP, who each serve as a sub-advisor to the Fund. The Advisor delegates management of the Managed Futures Strategy Fund’s Fixed Income strategy portfolio to J.P. Morgan Investment Management, Inc., who serves as the sub-advisor.

Pursuant to an advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a fee computed and accrued daily and paid monthly, based on each Fund’s average daily net assets computed at the following annual rates: 1.50% on the first $1 billion, 1.40% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.30% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.20% on net assets greater than $2 billion and less than or equal to $2.5 billion, 1.10% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.00% on net assets greater than $3 billion. Pursuant to a sub-advisory agreement between the Advisor and each Sub-Advisor, the Sub-Advisors are entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of each Fund’s average daily net assets. The Sub-Advisors are paid by the Advisor not by the Funds. During the year ended June 30, 2016, the Advisor earned the following in advisory fees:

ADVISORY FEES
Futures Evolution	$7,788,373
Macro Strategy	795,777
Managed Futures	3,296,211

Pursuant to a written agreement (the “Waiver Agreement”) the Advisor has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2016, to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses such as litigation expenses) will not exceed the amounts below (the “Expense Limitation”). The Board may terminate this expense reimbursement arrangement at any time upon 60 days’ notice to the Advisor.

	Class A	Class C	Class I	Class N
Futures Evolution Strategy Fund	1.94%	2.69%	1.69%	1.94%
Macro Strategy Fund	1.94%	2.69%	1.69%	1.94%

	Class A	Class C	Class I	Class O
Managed Futures Strategy Fund	1.90%	2.65%	1.65%	1.90%

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2016

During the year ended June 30, 2016, the Advisor waived the following amounts:

WAIVED FEES
Macro Strategy	$143,860
Managed Futures	264,337
Futures Evolution	174,317

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s operating expenses are subsequently lower than its respective Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the respective Expense Limitation. If the Funds’ operating expenses subsequently exceed the respective expense limitation, the reimbursement for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). Cumulative expenses previously waived or reimbursed subject to the aforementioned conditions will expire as presented in the table below:

FUTURES EVOLUTION		MACRO STRATEGY		MANAGED FUTURES
Sep-16	$197,198	Mar-17	$314,040	Jun-17	571,492
Sep-17	386,313	Mar-18	260,180	Jun-18	230,827
Jun-18	158,179	Jun-18	92,164	Jun-19	174,316
Jun-19	143,860	Jun-19	264,337		$976,635
	$885,550		$930,721

On March 31, 2016, $349,782 of previously waived fees expired without recoupment by the Advisor for the Macro Strategy Fund. On June 30, 2016, $622,637 of previously waived fees expired without recoupment by the Advisor for the Managed Futures Strategy Fund.

The Trust, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C, Class N, and Class O shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25%, 1.00%, 0.25%, and 0.25% of the average daily net assets attributable to Class A, Class C, Class N, and Class O shares, respectively. These fees are paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended June 30, 2016, pursuant to the Plans, the Funds incurred the following:

	12b-1 Fees
	Futures Evolution	Macro Strategy	Managed Futures
Class A	$195,615	$10,499	$237,718
Class C	253,460	18,038	190,414
Class N	206,751	62,123	N/A
Class O	N/A	N/A	4,962

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C, Class I, Class N and Class O shares. During the year ended June 30, 2016, the Distributor received underwriting commissions for sales of Class A and Class C shares, respectively. The amounts of underwriting commissions received from the Funds and retained by the Distributor are as follows:

	Received		Retained
	Class A	Class C	Class A	Class C
Futures Evolution	$312,837	$150,830	$44,295	$5,281
Macro Strategy	744	1,201	106	310
Managed Futures	$30,979	$35,460	$4,402	$825

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2016

The administration of FEL, GMSL and ASL is performed by Maples Fund Services (Cayman) Limited (the “Administrator”). Pursuant to the terms of the Administration Agreement with FEL, the Administrator receives a recurring fee accrued on a twice a week basis as a percentage of the net asset value of FEL, GMSL and ASL prior to subscriptions issued, and before any management fees accrued.

The Funds are part of a series of Altegris Mutual Funds (“Family”) comprised of the Funds, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris Multi-Strategy Alternative Fund and Altegris AACA Real Estate Long Short Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”): GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”): NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”): Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the respective Fund in which the short-term redemption fee occurs. For the year ended June 30, 2016, redemption fees for the Funds were as follows:

	Futures Evolution	Macro Strategy	Managed Futures
Class A	$4,641	$44	$558
Class C	1,504	17	104
Class I	19,730	472	3,585
Class N	4,905	232	N/A
Class O	N/A	N/A	11

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2016

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the following years was as follows:

	For the period ended June 30, 2016				For the period ended June 30, 2015
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Futures Evolution Fund	$36,967,399	$—	$—	$36,967,399	$38,795,776	$—	$—	$38,795,776
Macro Strategy Fund	8,178,875	—	—	8,178,875	—	—	—	—
Managed Futures Strategy Fund	17,695,549	—	—	17,695,549	—	—	—	—

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis was as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Futures Evolution Fund	$31,872,919	$—	$(7,720,617)	$(27,212)	$(1,271,905)	$15,449,216	$38,302,401
Macro Strategy Fund	528,060	—	(2,486,457)	(1,154)	(247,941)	429,868	(1,777,624)
Managed Futures Strategy Fund	13,922,986	—	—	—	—	9,090,101	23,013,087

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net realized gain (loss) from investments, and accumulated net investment income (loss) is primarily attributable to the tax deferral of losses on wash sales, the mark to market treatment of open futures contracts, and tax adjustments for bonds.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
Futures Evolution Fund	$1,271,905
Macro Strategy Fund	247,941
Managed Futures Strategy Fund	—

At June 30, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
Futures Evolution Fund	$5,564,974	$2,155,643	$7,720,617	Non-expiring
Macro Strategy Fund	1,372,695	1,113,762	2,486,457	Non-expiring
Managed Futures Strategy Fund	—	—	—

Permanent book and tax differences, primarily attributable to adjustments related to the reclassification of Fund distributions, the Funds’ holdings in controlled foreign corporations (CFCs) and the book/tax basis treatment of paydowns and partnerships, resulted in reclassification for the year ended June 30, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
Fund	Capital	Income (Loss)	Gains (Loss)
Futures Evolution Fund	$(10,101,747)	$32,175,993	$(22,074,246)
Macro Strategy Fund	204,287	1,193,452	(1,397,739)
Managed Futures Strategy Fund	(1,177,370)	17,506,223	(16,328,853)

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2016

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM To the Board of Trustees and Shareholders of The Altegris Mutual Funds:	Deloitte & Touche LLP 695 Town Center Drive Suite 1200 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7100 www.deloitte.com

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated portfolios of investments, of The Altegris Mutual Funds (the “Funds”), comprising the Altegris Futures Evolution Strategy Fund, Altegris Macro Strategy Fund, and Altegris Managed Futures Strategy Fund, as of June 30, 2016, the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended (as to Altegris Futures Evolution Strategy Fund for the period October 1, 2014 through June 30, 2015 and the year ended June 30, 2016; as to Altegris Macro Strategy Fund for the year ended March 31, 2015, the period April 1, 2015 through June 30, 2015, and the year ended June 30, 2016), and the consolidated financial highlights for each of the two years in the period then ended (as to Altegris Futures Evolution Strategy Fund for the period October 1, 2014 through June 30, 2015 and the year ended June 30, 2016; as to Altegris Macro Strategy Fund for the year ended March 31, 2015, the period April 1, 2015 through June 30, 2015, and the year ended June 30, 2016). These consolidated financial statements and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. The consolidated statement of changes in net assets of the Altegris Futures Evolution Strategy Fund for the year ended September 30, 2014 and the consolidated financial highlights for each of the three years in the period ended September 30, 2014 were audited by other auditors whose report, dated November 26, 2014 expressed an unqualified opinion on those statements. The consolidated financial highlights of Altegris Macro Strategy Fund for each of the three years in the period ended March 31, 2014 were audited by other auditors whose report, dated May 28, 2014, expressed an unqualified opinion on those statements. The consolidated financial highlights of Altegris Managed Futures Strategy Fund for each of the three years in the period ended June 30, 2014 were audited by other auditors whose report, dated August 27, 2014, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of The Altegris Mutual Funds, comprising the Altegris Futures Evolution Fund, Altegris Macro Strategy Fund, and Altegris Managed Futures Fund as of June 30, 2016, and the results of their consolidated operations for the year then ended, consolidated changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

August 29, 2016

Altegris Funds
EXPENSE EXAMPLES (Unaudited)
June 30, 2016

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning January 1, 2016 and ending June 30, 2016.

Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Altegris Futures Evolution Strategy Fund
	Annualized	Beginning	Ending Account	Expenses Paid During
Actual	Expense	Account Value	Value	Period *
Expenses	Ratio	1/1/2016	6/30/2016	1/1/16 – 6/30/16
Class A	1.94%	$1,000.00	$1,044.20	$9.86
Class C	2.69%	$1,000.00	$1,041.60	$13.65
Class I	1.69%	$1,000.00	$1,046.00	$8.60
Class N	1.94%	$1,000.00	$1,045.20	$9.87

Hypothetical	Annualized	Beginning	Ending Account	Expenses Paid During
(5% return before	Expense	Account Value	Value	Period *
expenses)	Ratio	1/1/2016	6/30/2016	1/1/16 – 6/30/16
Class A	1.94%	$1,000.00	$1,015.22	$9.72
Class C	2.69%	$1,000.00	$1,011.49	$13.45
Class I	1.69%	$1,000.00	$1,016.46	$8.47
Class N	1.94%	$1,000.00	$1,015.22	$9.72

Altegris Funds
EXPENSE EXAMPLES (Unaudited)(Continued)
June 30, 2016

Altegris Macro Strategy Fund
	Annualized	Beginning	Ending Account	Expenses Paid During
Actual	Expense	Account Value	Value	Period *
Expenses	Ratio	1/1/2016	6/30/2016	1/1/16 – 6/30/16
Class A	1.94%	$1,000.00	$1,016.00	$9.72
Class C	2.69%	$1,000.00	$1,012.00	$13.46
Class I	1.69%	$1,000.00	$1,017.20	$8.48
Class N	1.94%	$1,000.00	$1,016.00	$9.72

Hypothetical	Annualized	Beginning	Ending Account	Expenses Paid During
(5% return before	Expense	Account Value	Value	Period *
expenses)	Ratio	1/1/2016	6/30/2016	1/1/16 – 6/30/16
Class A	1.94%	$1,000.00	$1,015.22	$9.72
Class C	2.69%	$1,000.00	$1,011.49	$13.45
Class I	1.69%	$1,000.00	$1,016.46	$8.47
Class N	1.94%	$1,000.00	$1,015.22	$9.72

Altegris Managed Futures Strategy Fund
	Annualized	Beginning	Ending Account	Expenses Paid During
Actual	Expense	Account Value	Value	Period *
Expenses	Ratio	1/1/2016	6/30/2016	1/1/16 – 6/30/16
Class A	1.90%	$1,000.00	$1,079.00	$9.82
Class C	2.65%	$1,000.00	$1,075.80	$13.68
Class I	1.65%	$1,000.00	$1,080.40	$8.53
Class O	1.90%	$1,000.00	$1,080.30	$9.83

Hypothetical	Annualized	Beginning	Ending Account	Expenses Paid During
(5% return before	Expense	Account Value	Value	Period *
expenses)	Ratio	1/1/2016	6/30/2016	1/1/16 – 6/30/16
Class A	1.90%	$1,000.00	$1,015.42	$9.52
Class C	2.65%	$1,000.00	$1,011.69	$13.25
Class I	1.65%	$1,000.00	$1,016.66	$8.27
Class O	1.90%	$1,000.00	$1,015.42	$9.52

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	107	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007-February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	107	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	146	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	146	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

6/30/16 – NLFT_v1

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	107	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838.

6/30/16 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
Altegris Advisors, L.L.C.
1200 Prospect Street, Suite 400
La Jolla, CA 92037

Sub-Advisors to Altegris Futures Evolution Strategy Fund
Doubleline Capital LP
333 South Grand Ave. Suite 1800
Los Angeles, CA 90071

PhaseCapital LP
200 Clarendon Street, 25th Floor
Boston, MA 02116

Sub-Advisor to Altegris Macro Strategy and Altegris Managed Futures Strategy Fund
J.P. Morgan Investment Management, Inc.
270 Park Avenue
New York, NY 10017

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $83,430

2015 - $81,000

2014 - $90,000

(b)	Audit-Related Fees

2016 - None

2015 - None

2014 - None

(c)	Tax Fees

2016 - $26,265

2015 - $25,000

2014 - $24,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015	2014
Audit-Related Fees:	100%	100%	100%
Tax Fees:	100%	100%	100%
All Other Fees:	100%	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $26,265

2015 - $25,000

2014 - $24,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 9/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 9/7/2016

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 9/7/2016